497(e)
                                                                       333-79379

Equitable Accumulator
Express (SM)
A combination variable and fixed deferred annuity contract




PROSPECTUS DATED MAY 1, 2001




--------------------------------------------------------------------------------

WHAT IS THE EQUITABLE ACCUMULATOR EXPRESS?


Equitable Accumulator Express is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and the fixed maturity options ("investment options"). This contract may not currently be available in all states.





--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS*
--------------------------------------------------------------------------------
o EQ/Aggressive Stock                  o EQ/International Equity Index(2)
o EQ/Alliance Common Stock             o EQ/J.P. Morgan Core Bond
o EQ/Alliance High Yield               o EQ/Janus Large Cap Growth
o EQ/Alliance Money Market             o EQ/Lazard Small Cap Value
o EQ/Alliance Premier Growth           o EQ/MFS Emerging Growth
o EQ/Alliance Small Cap Growth              Companies
o EQ/Alliance Technology               o EQ/MFS Investors Trust(3)
o EQ/Bernstein Diversified Value(1)    o EQ/MFS Research
o EQ/Capital Guardian International    o EQ/Morgan Stanley Emerging
o EQ/Capital Guardian Research           Markets Equity
o EQ/Capital Guardian U.S. Equity      o EQ/Putnam Growth & Income
o EQ/Equity 500 Index                       Value
o EQ/FI Mid Cap                        o EQ/Putnam International Equity
o EQ/FI Small/Mid Cap Value            o EQ/Putnam Investors Growth
                                       o EQ/Small Company Index(4)
--------------------------------------------------------------------------------

* Effective on May 18, 2001, all of the names of the variable investment options will include "EQ/."

(1) Formerly named "Lazard Large Cap Value."
(2) Formerly named "BT International Equity Index."
(3) This reflects the name change of the MFS Growth with Income option, effective May 18, 2001.
(4) Formerly named "BT Small Company Index."


You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.


FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate we set. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.


TYPES OF CONTRACTS. We offer the contracts for use as:


o A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA. We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."


o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").

A contribution of at least $50 is required to purchase a contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2001, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.













THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                      X00071/EDI

Contents of this prospectus

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  2
--------------------------------------------------------------------------------


EQUITABLE ACCUMULATOR EXPRESS(SM)


-------------------------------------------------------------

Index of key words and phrases                              4

Who is Equitable Life?                                      5
How to reach us                                             6
Equitable Accumulator Express at a glance
  -- key features                                           8



-------------------------------------------------------------
FEE TABLE                                                  11
-------------------------------------------------------------
Examples                                                   14
Condensed financial information                            15



-------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                             16
-------------------------------------------------------------
How you can purchase and contribute to your contract       16
Owner and annuitant requirements                           20
How you can make your contributions                        20
What are your investment options under the contract?       20
Allocating your contributions                              24
Your right to cancel within a certain number of days       24


-------------------------------------------------------------

2
DETERMINING YOUR CONTRACT'S VALUE                          26
-------------------------------------------------------------
Your account value and cash value                          26
Your contract's value in the variable investment options   26
Your contract's value in the fixed maturity options        26



--------------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS           27
--------------------------------------------------------------------------------
Transferring your account value                            27
Disruptive transfer activity                               27
Dollar cost averaging                                      27
Rebalancing your account value                             28



-------------
"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

-----
  3
--------------------------------------------------------------------------------


-------------------------------------------------------------
4
ACCESSING YOUR MONEY                                       29
-------------------------------------------------------------
Withdrawing your account value                             29
How withdrawals are taken from your account value          30
Loans under Rollover TSA contracts                         30
Surrendering your contract to receive its cash value       31
When to expect payments                                    31
Annuity purchase factors                                   32
Your annuity payout options                                32



-------------------------------------------------------------
5
CHARGES AND EXPENSES                                       35
-------------------------------------------------------------
Charges that Equitable Life deducts                        35
Charges that EQ Advisors Trust deducts                     36
Group or sponsored arrangements                            37
Other distribution arrangements                            37


-------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                   38
-------------------------------------------------------------
Your beneficiary and payment of benefit                    38
How death benefit payment is made                          39
Beneficiary continuation option                            39


-------------------------------------------------------------
7
TAX INFORMATION                                            41
-------------------------------------------------------------
Overview                                                   41
Buying a contract to fund a retirement arrangement         41
Transfers among investment options                         41
Taxation of nonqualified annuities                         41
Individual retirement arrangements (IRAs)                  43
Roth individual retirement annuities (Roth IRAs)           50
Tax-Sheltered Annuity contracts (TSAs)                     55
Federal and state income tax withholding and
  information reporting                                    59
Impact of taxes to Equitable Life                          60

-------------------------------------------------------------
8
MORE INFORMATION                                           61
-------------------------------------------------------------
About our Separate Account No. 49                          61
About EQ Advisors Trust                                    61
About our fixed maturity options                           62
About the general account                                  63
About other methods of payment                             63
Dates and prices at which contract events occur            64
About your voting rights                                   65
About legal proceedings                                    65
About our independent accountants                          65
Financial statements                                       66
Transfers of ownership, collateral assignments, loans,
  and borrowing                                            66
Distribution of the contracts                              66


-------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                     67
-------------------------------------------------------------
Communicating performance data                             69


-------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE            71
-------------------------------------------------------------


-------------------------------------------------------------
APPENDICES
-------------------------------------------------------------
I--Condensed financial information                        A-1
II--Market value adjustment example                       B-1

-------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS
-------------------------------------------------------------

Index of key words and phrases

-----
  4
--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.



                                        PAGE                                             PAGE
 account value                           27      IRS                                      41
 annuitant                               16      investment options                       20
 annuity payout options                  33      market adjusted amount                   23
 beneficiary                             38      market timing                            27
 business day                            64      market value adjustment                  23
 cash value                              26      maturity value                           23
 conduit IRA                             47      minimum death benefit                    39
 contract date                            9      NQ                                    cover
 contract date anniversary                9      portfolio                             cover
 contract year                            9      processing office                         6
 contributions to Roth IRAs              50      rate to maturity                         62
  regular contributions                  51      Required Beginning Date                  48
  rollovers and direct transfers         51      Rollover IRA                          cover
  conversion contributions               52      Rollover TSA                          cover
 contributions to traditional IRAs       44      Roth Conversion IRA                   cover
  regular contributions                  44      Roth IRA                                 50
  rollovers and transfers                46      SAI                                   cover
 disruptive transfer activity            27      SEC                                   cover
 EQAccess                                 6      TOPS                                      6
 fixed maturity options                  23      TSA                                      55
 Flexible Premium IRA                 cover      traditional IRA                          44
 Flexible Premium Roth IRA            cover      unit                                     26
 IRA                                     43      variable investment options              20






To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your registered representative can provide further explanation about your contract.



--------------------------------------------------------------------------------------
 PROSPECTUS                   CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------------
fixed maturity options        Guarantee Periods (Guaranteed Fixed Interest Accounts
                              in supplemental materials)
variable investment options   Investment Funds
account value                 Annuity Account Value
rate to maturity              Guaranteed Rates
unit                          Accumulation Unit
--------------------------------------------------------------------------------------

Who is Equitable Life?

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  5
--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

-----
6
--------------------------------------------------------------------------------
                                                                               6

HOW TO REACH US


You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/ or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.




---------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
---------------------------------------------------
Equitable Accumulator Express
P.O. Box 13014
Newark, NJ 07188-0014


---------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
---------------------------------------------------
Equitable Accumulator Express
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094



---------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
BY REGULAR MAIL:
---------------------------------------------------
Equitable Accumulator Express
P.O. Box 1547
Secaucus, NJ 07096-1547


---------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
BY EXPRESS DELIVERY:
---------------------------------------------------
Equitable Accumulator Express
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094



---------------------------------------------------
 REPORTS WE PROVIDE:

---------------------------------------------------
o written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.

---------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS")
AND EQACCESS SYSTEMS:
---------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o your current account value;


o your current allocation percentages;


o the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).


You can also:

o change your allocation percentages and/or transfer among the investment options;


o change your TOPS personal identification number (PIN) (not available through EQAccess); and

o change your EQAccess password (not available through TOPS).


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use EQAccess by visiting our Web site at http://www.equitable.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.

-----
7
--------------------------------------------------------------------------------


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "marketing timing" (see "Disruptive transfer activity" in "Transferring your money among investment options").


---------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
---------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your registered representative;

(2) conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3) election of the automatic investment program;

(4) election of the rebalancing program;

(5) requests for loans under Rollover TSA contracts;

(6) spousal consent for loans under Rollover TSA contracts;


(7) tax withholding elections;

(8) election of the beneficiary continuation option;

(9) IRA contribution recharacterizations;

(10) certain section 1035 exchanges; and

(11) direct transfers



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND
YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;


(3) transfers between investment options;

(4) contract surrender and withdrawal requests; and

(5) death claims.



TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE
WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN
CALENDAR DAYS BEFORE THE NEXT SCHEDULED
TRANSACTION:

(1) automatic investment program;

(2) dollar cost averaging;

(3) rebalancing;

(4) substantially equal withdrawals;


(5) systematic withdrawals; and

(6) the date annuity payments are to begin.


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:


The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners all must sign.

Equitable Accumulator Express at a glance -- key features

-----
8
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT   Equitable Accumulator Express' variable investment options invest in different portfolios
MANAGEMENT                managed by professional investment advisers.
------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS    o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years (subject to state availability).

                          o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                          ----------------------------------------------------------------------------------------------
                          If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES            o On earnings inside the    No tax until you make withdrawals from your contract or receive
                            contract                  annuity payments.
                          ----------------------------------------------------------------------------------------------
                          o On transfers inside the   No tax on transfers among investment options.
                            contract
                          ----------------------------------------------------------------------------------------------
                          If you are purchasing an annuity contract as an Individual Retirement Annuity (IRA) or Tax
                          Sheltered Annuity (TSA), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax Information", below).
------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      Minimum: $50 ($20 under our automatic investment program)

                          Maximum contribution limitations may apply.
------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY      o Lump sum withdrawals
                          o Several withdrawal options on a periodic basis
                          o Loans under Rollover TSA contracts
                          o Contract surrender

                          You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty.
------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS            o Fixed annuity payout options
                          o Variable Immediate Annuity payout options

                          o Income Manager(Reg. TM) payout annuity options
------------------------------------------------------------------------------------------------------------------------


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9
--------------------------------------------------------------------------------


ADDITIONAL FEATURES   o Dollar cost averaging

                      o Automatic investment program

                      o Account value rebalancing (quarterly, semiannually, and
                        annually)

                      o Free transfers
--------------------------------------------------------------------------------
FEES AND CHARGES      o Daily charges on amounts invested in variable investment options for mortality and expense risks and
                        administrative charges at a current annual rate of
                        0.95% (1.05% maximum).

                      o If your account value at the end of the contract year is less than $25,000 for NQ contracts (or less than $20,000 for IRA contracts), we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less. If your account value is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts), we will not deduct the charge.

                      o No sales charge deducted at the time you make
                        contributions.

                      o During the first seven contract years following a
                        contribution, a charge will be deducted from amounts
                        that you withdraw that exceed 10% of your account value.
                        We use the account value on the most recent contract
                        date anniversary to calculate the 10% amount available.
                        The charge begins at 7% in the first contract year
                        following a contribution. It declines by 1% each year to
                        1% in the seventh contract year. There is no withdrawal
                        charge in the eighth and later contract years following
                        a contribution.
                        --------------------------------------------------------
                        The "contract date" is the effective date of a contract.
                        This usually is the business day we receive the properly
                        completed and signed application, along with any other
                        required documents, and your initial contribution. Your
                        contract date will be shown in your contract. The
                        12-month period beginning on your contract date and each
                        12-month period after that date is a "contract year."
                        The end of each 12-month period is your "contract date
                        anniversary."
                        --------------------------------------------------------
                      o We deduct a charge designed to approximate certain
                        taxes that may be imposed on us, such as premium taxes
                        in your state. This charge is generally deducted from
                        the amount applied to an annuity payout option.

                      o We deduct a $350 annuity administrative fee from amounts applied to the Variable Immediate Annuity payout options.

                      o Annual expenses of EQ Advisors Trust portfolios are
                        calculated as a percentage of the average daily net
                        assets invested in each portfolio. These expenses
                        include management fees ranging from 0.25% to 1.15%
                        annually, 12b-1 fees of 0.25% annually, and other
                        expenses.
--------------------------------------------------------------------------------
ANNUITANT ISSUE AGES  NQ: 0-83 Rollover IRA, Flexible Premium Roth IRA, Roth
                      Conversion IRA and Rollover TSA: 20-83 Flexible Premium
                      IRA: 20-70
--------------------------------------------------------------------------------



THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your registered representative, or call us, if you have any questions.

-----
10
--------------------------------------------------------------------------------


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other Equitable Life annuity contracts that he or she distributes. You can also contact us to find out more about any of the Equitable Life annuity contracts.

Fee table

-----
11
--------------------------------------------------------------------------------



The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges designed to approximate certain taxes imposed on us, such as premium taxes in your state may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.


The fixed maturity options are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer or surrender of amounts from a fixed maturity option.



------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risks(1)                                                           0.70%
Administrative                                                                           0.25% current (0.35% maximum)
                                                                                         ------------------------------
Total annual expenses                                                                    0.95% current (1.05% maximum)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge
  If your account value on a contract date anniversary is less than $25,000(2) for NQ
  contracts (or less than $20,000 for IRA contracts)                                     $ 30
  If your account value on a contract date anniversary is $25,000 or more for NQ
  contracts (or $20,000 or more for IRA contracts)                                       $  0
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Withdrawal charge as a percentage of contributions (deducted if you surrender your       Contract
contract or make certain withdrawals. The withdrawal charge percentage we use is          year
determined by the contract year in which you make the withdrawal or surrender your        1...................................7.00%
contract. For each contribution, we consider the contract year in which we receive        2...................................6.00%
that contribution to be "contract year 1")(3)                                             3...................................5.00%
                                                                                          4...................................4.00%
                                                                                          5...................................3.00%
                                                                                          6...................................2.00%
                                                                                          7...................................1.00%
                                                                                          8+...................................0.00%
Charge if you elect a Variable Immediate Annuity payout option                           $350
------------------------------------------------------------------------------------------------------------------------------------

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12
--------------------------------------------------------------------------------


EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)
------------------------------------------------------------------------------------------------------------
                                                                                                NET TOTAL
                                                                                  OTHER          ANNUAL
                                                                               EXPENSES         EXPENSES
                                              MANAGEMENT                    (AFTER EXPENSE   (AFTER EXPENSE
                                               FEES(2)      12B-1 FEES(3)   LIMITATION)(4)   LIMITATION)(5)
------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                             0.60%         0.25%            0.07%            0.92%
EQ/Alliance Common Stock                        0.46%         0.25%            0.05%            0.76%
EQ/Alliance High Yield                          0.60%         0.25%            0.07%            0.92%
EQ/Alliance Money Market                        0.34%         0.25%            0.06%            0.65%
EQ/Alliance Premier Growth                      0.89%         0.25%            0.01%            1.15%
EQ/Alliance Small Cap Growth                    0.75%         0.25%            0.06%            1.06%
EQ/Alliance Technology                          0.90%         0.25%            0.00%            1.15%
EQ/Bernstein Diversified Value                  0.65%         0.25%            0.05%            0.95%
EQ/Capital Guardian International               0.85%         0.25%            0.10%            1.20%
EQ/Capital Guardian Research                    0.65%         0.25%            0.05%            0.95%
EQ/Capital Guardian U.S. Equity                 0.65%         0.25%            0.05%            0.95%
EQ/Equity 500 Index                             0.25%         0.25%            0.06%            0.56%
EQ/FI Mid Cap                                   0.70%         0.25%            0.05%            1.00%
EQ/FI Small/Mid Cap Value                       0.75%         0.25%            0.10%            1.10%
EQ/International Equity Index                   0.35%         0.25%            0.50%            1.10%
EQ/J.P. Morgan Core Bond                        0.45%         0.25%            0.10%            0.80%
EQ/Janus Large Cap Growth                       0.90%         0.25%            0.00%            1.15%
EQ/Lazard Small Cap Value                       0.75%         0.25%            0.10%            1.10%
EQ/MFS Emerging Growth Companies                0.62%         0.25%            0.10%            0.97%
EQ/MFS Investors Trust                          0.60%         0.25%            0.10%            0.95%
EQ/MFS Research                                 0.65%         0.25%            0.05%            0.95%
EQ/Morgan Stanley Emerging Markets Equity       1.15%         0.25%            0.40%            1.80%
EQ/Putnam Growth & Income Value                 0.60%         0.25%            0.10%            0.95%
EQ/Putnam International Equity                  0.85%         0.25%            0.15%            1.25%
EQ/Putnam Investors Growth                      0.65%         0.25%            0.05%            0.95%
EQ/Small Company Index                          0.25%         0.25%            0.35%            0.85%
------------------------------------------------------------------------------------------------------------------------------------


Notes:


(1) A portion of this charge is for providing the death benefit.

(2) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each portfolio cannot be increased without a vote of each portfolio's shareholders.

(3) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.

(4) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Alliance Technology portfolio on May 1, 2000, "Other Expenses" shown have been annualized. Initial seed capital was invested for the EQ/FI Mid Cap and EQ/Janus Large Cap Growth Portfolios on September 1, 2000, Thus "Other Expenses" shown are estimated. See footnote (5) for any expense limitation agreement information.

(5) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of

-----
13
--------------------------------------------------------------------------------

these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, and extraordinary expenses) to not more than the amounts specified above as "Net Total Annual Expenses." The amounts shown for the EQ/International Equity Index and EQ/Small Company Index portfolios reflect a .10% decrease in the portfolios' expense waiver. The amounts shown for the EQ/Morgan Stanley Emerging Markets Portfolio, reflect a .05% decrease in the portfolio's expense waiver. These decreases in the expense waivers were effective on May 1, 2001. Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such Portfolio has reached a sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust. The following chart indicates other expenses before any fee waivers and/or expense reimbursements that would have applied to each Portfolio. Portfolios that are not listed below do not have an expense limitation arrangement in effect.


--------------------------------------------------------------------------------
                                      OTHER EXPENSES
                                      (BEFORE ANY FEE
                                      WAIVERS AND/OR
                                          EXPENSE
PORTFOLIO NAME                        REIMBURSEMENTS)
--------------------------------------------------------------------------------
      EQ/Alliance Premier Growth          0.05%
      EQ/Alliance Technology              0.06%
      EQ/Bernstein Diversified Value      0.15%
      EQ/Capital Guardian International   0.20%
      EQ/Capital Guardian Research        0.16%
      EQ/Capital Guardian U.S. Equity     0.11%
      EQ/FI Mid Cap                       0.27%
      EQ/FI Small/Mid Cap Value           0.19%
      EQ/International Equity Index       0.44%
      EQ/J.P. Morgan Core Bond            0.11%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      OTHER EXPENSES
                                      (BEFORE ANY FEE
                                      WAIVERS AND/OR
                                          EXPENSE
PORTFOLIO NAME                        REIMBURSEMENTS)
--------------------------------------------------------------------------------
      EQ/Janus Large Cap Growth           0.22%
      EQ/Lazard Small Cap Value           0.14%
      EQ/MFS Investors Trust              0.13%
      EQ/MFS Research                     0.07%
      EQ/Morgan Stanley Emerging
       Markets Equity                     0.52%
      EQ/Putnam Growth & Income Value     0.12%
      EQ/Putnam International Equity      0.22%
      EQ/Putnam Investors Growth          0.10%
      EQ/Small Company Index              0.43%
--------------------------------------------------------------------------------

-----
14
--------------------------------------------------------------------------------


EXAMPLES

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) The annual administrative charge is based on the charges applicable to a mix of estimated contract sizes, resulting in an administrative charge of $0.006 per $1,000.

The examples assume the continuation of Total Annual Expenses (after expense limitation) shown for each portfolios of EQ Advisors Trust in the table, above, for the entire one, three, five and ten year periods included in the examples. Other than as indicated above, the charges used in the examples are the maximum charges rather than the lower current charges.


These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.



---------------------------------------------------------------------------------------------
                                                     IF YOU SURRENDER YOUR CONTRACT
                                                    AT THE END OF EACH PERIOD SHOWN,
                                                         THE EXPENSES WOULD BE:
                                             ------------------------------------------------
                                               1 YEAR      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------
EQ/Aggressive Stock                         $ 90.69     $ 113.91     $ 139.70     $ 236.45
EQ/Alliance Common Stock                    $ 89.01     $ 108.82     $ 131.13     $ 218.94
EQ/Alliance High Yield                      $ 90.69     $ 113.91     $ 139.70     $ 236.45
EQ/Alliance Money Market                    $ 87.86     $ 105.31     $ 125.21     $ 206.73
EQ/Alliance Premier Growth                  $ 93.11     $ 121.20     $ 151.91     $ 261.13
EQ/Alliance Small Cap Growth                $ 92.16     $ 118.35     $ 147.15     $ 251.54
EQ/Alliance Technology                      $ 93.11     $ 121.20     $ 151.91     $ 261.13
EQ/Bernstein Diversified Value              $ 91.01     $ 114.86     $ 141.30     $ 239.70
EQ/Capital Guardian International           $ 93.63     $ 122.78     $ 154.55     $ 266.42
EQ/Capital Guardian Research                $ 91.01     $ 114.86     $ 141.30     $ 239.70
EQ/Capital Guardian U.S. Equity             $ 91.01     $ 114.86     $ 141.30     $ 239.70
EQ/Equity 500 Index                         $ 86.91     $ 102.43     $ 120.34     $ 196.65
EQ/FI Mid Cap                               $ 91.53     $ 116.45     $ 143.96     $ 245.10
EQ/FI Small/Mid Cap Value                   $ 92.58     $ 119.62     $ 149.27     $ 255.81
EQ/International Equity Index               $ 92.58     $ 119.62     $ 149.27     $ 255.81
EQ/Janus Large Cap Growth                   $ 93.11     $ 121.20     $ 151.91     $ 261.13
EQ/J.P. Morgan Core Bond                    $ 89.43     $ 110.09     $ 133.28     $ 223.34
EQ/Lazard Small Cap Value                   $ 92.58     $ 119.62     $ 149.27     $ 255.81
EQ/MFS Emerging Growth Companies            $ 91.22     $ 115.50     $ 142.37     $ 241.86
EQ/MFS Investors Trust                      $ 91.01     $ 114.86     $ 141.30     $ 239.70
EQ/MFS Research                             $ 91.01     $ 114.86     $ 141.30     $ 239.70
EQ/Morgan Stanley Emerging Markets Equity   $ 99.93     $ 141.61     $ 185.78     $ 327.84
EQ/Putnam Growth & Income Value             $ 91.01     $ 114.86     $ 141.30     $ 239.70
EQ/Putnam International Equity              $ 94.16     $ 124.36     $ 157.19     $ 271.68
EQ/Putnam Investors Growth                  $ 91.01     $ 114.86     $ 141.30     $ 239.70
EQ/Small Company Index                      $ 89.96     $ 111.69     $ 135.96     $ 228.82
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                 IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                    AT THE END OF EACH PERIOD SHOWN,
                                                         THE EXPENSES WOULD BE:
                                            -------------------------------------------------
                                               1 YEAR     3 YEARS     5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------
EQ/Aggressive Stock                         $ 20.69     $ 63.91    $ 109.70     $ 236.45
EQ/Alliance Common Stock                    $ 19.01     $ 58.82    $ 101.13     $ 218.94
EQ/Alliance High Yield                      $ 20.69     $ 63.91    $ 109.70     $ 236.45
EQ/Alliance Money Market                    $ 17.86     $ 55.31    $  95.21     $ 206.73
EQ/Alliance Premier Growth                  $ 23.11     $ 71.20    $ 121.91     $ 261.13
EQ/Alliance Small Cap Growth                $ 22.16     $ 68.35    $ 117.15     $ 251.54
EQ/Alliance Technology                      $ 23.11     $ 71.20    $ 121.91     $ 261.13
EQ/Bernstein Diversified Value              $ 21.01     $ 64.86    $ 111.30     $ 239.70
EQ/Capital Guardian International           $ 23.63     $ 72.78    $ 124.55     $ 266.42
EQ/Capital Guardian Research                $ 21.01     $ 64.86    $ 111.30     $ 239.70
EQ/Capital Guardian U.S. Equity             $ 21.01     $ 64.86    $ 111.30     $ 239.70
EQ/Equity 500 Index                         $ 16.91     $ 52.43    $  90.34     $ 196.65
EQ/FI Mid Cap                               $ 21.53     $ 66.45    $ 113.96     $ 245.10
EQ/FI Small/Mid Cap Value                   $ 22.58     $ 69.62    $ 119.27     $ 255.81
EQ/International Equity Index               $ 22.58     $ 69.62    $ 119.27     $ 255.81
EQ/Janus Large Cap Growth                   $ 23.11     $ 71.20    $ 121.91     $ 261.13
EQ/J.P. Morgan Core Bond                    $ 19.43     $ 60.09    $ 103.28     $ 223.34
EQ/Lazard Small Cap Value                   $ 22.58     $ 69.62    $ 119.27     $ 255.81
EQ/MFS Emerging Growth Companies            $ 21.22     $ 65.50    $ 112.37     $ 241.86
EQ/MFS Investors Trust                      $ 21.01     $ 64.86    $ 111.30     $ 239.70
EQ/MFS Research                             $ 21.01     $ 64.86    $ 111.30     $ 239.70
EQ/Morgan Stanley Emerging Markets Equity   $ 29.93     $ 91.61    $ 155.78     $ 327.84
EQ/Putnam Growth & Income Value             $ 21.01     $ 64.86    $ 111.30     $ 239.70
EQ/Putnam International Equity              $ 24.16     $ 74.36    $ 127.19     $ 271.68
EQ/Putnam Investors Growth                  $ 21.01     $ 64.86    $ 111.30     $ 239.70
EQ/Small Company Index                      $ 19.96     $ 61.69    $ 105.96     $ 228.82
---------------------------------------------------------------------------------------------


(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is

-----
15
--------------------------------------------------------------------------------

   less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."



IF YOU ELECT A VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION

Assuming an annuity payout option could be issued (see note (1) above), and you elect a Variable Immediate Annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $6.08 based on the average amount applied to annuity payout options in 2000. See "Annuity administrative fee" in "Charges and expenses."


CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2000.

1
Contract features and benefits

-----
16
--------------------------------------------------------------------------------



HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount of $50 to purchase a contract. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" in "More information" later in this prospectus. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR ANNUITANT ISSUE
 CONTRACT TYPE   AGES                             SOURCE OF CONTRIBUTIONS        LIMITATIONS ON CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
NQ               0 through 83                    o After-tax money.             o No additional contributions
                                                                                  after age 84.
                                                 o Paid to us by check or
                                                   transfer of contract value in
                                                   a tax-deferred exchange
                                                   under Section 1035 of the
                                                   Internal Revenue Code.
---------------------------------------------------------------------------------------------------------------------
Rollover IRA     20 through 83                   o Rollovers from a qualified   o No rollover or direct transfer
                                                   plan.                          contributions after age 84.
                                                 o Rollovers from a TSA         o Contributions after age 70 1/2
                                                   contract or other 403(b)       must be net of required
                                                   arrangement.                   minimum distributions.
                                                 o Rollovers from another       o Although we accept regular
                                                   traditional individual         IRA contributions (limited to
                                                   retirement arrangement.        $2,000 per year) under
                                                                                  Rollover IRA contracts we
                                                 o Direct                         intend that this contract be
                                                   custodian-to-custodian         used primarily for rollover
                                                   transfers from another         and direct transfer
                                                   traditional individual         contributions. Please refer to
                                                   retirement arrangement.        "Withdrawals, payments and
                                                                                  transfer of funds out of
                                                 o Regular IRA contributions.     traditional IRA's" in "Tax
                                                                                  Information" for a discussion
                                                                                  of conduit IRAs.
---------------------------------------------------------------------------------------------------------------------

-----
17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE FOR ANNUITANT ISSUE
 CONTRACT TYPE        AGES                             SOURCE OF CONTRIBUTIONS         LIMITATIONS ON CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
Roth Conversion IRA   20 through 83                   o Rollovers from another Roth    o No additional rollover or
                                                        IRA.                             direct transfer contributions
                                                                                         after age 84.
                                                      o Conversion rollovers from a
                                                        traditional IRA.               o Conversion rollovers after
                                                                                         age 70 1/2 must be net of
                                                      o Direct transfers from            required minimum
                                                        another Roth IRA.                distributions for the
                                                                                         traditional IRA you are
                                                                                         rolling over.

                                                                                       o You cannot roll over funds
                                                                                         from a traditional IRA if your
                                                                                         adjusted gross income is
                                                                                         $100,000 or more.
                                                                                       o Regular contributions are not
                                                                                         permitted.
                                                                                       o Only rollover and direct
                                                                                         transfer contributions are
                                                                                         permitted.
-------------------------------------------------------------------------------------------------------------------------
Rollover TSA          20 through 83                   o Rollovers from another TSA     o Additional contributions may
                                                        contract or arrangement.         be made up to age 84.

                                                      o Rollovers from a traditional   o Contributions after age 70 1/2
                                                        IRA which was a "conduit"        must be net of required
                                                        for TSA funds previously         minimum distributions.
                                                        rolled over.
                                                                                       o Employer-remitted
                                                      o Direct transfer from another     contributions are not
                                                        TSA contract or                  permitted.
                                                        arrangement complying
                                                        with IRS Revenue Ruling
                                                        90-24.
This contract may not be available in your state.
-------------------------------------------------------------------------------------------------------------------------

-----
18
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                       AVAILABLE FOR ANNUITANT ISSUE
 CONTRACT TYPE         AGES                             SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Flexible Premium IRA   20 through 70                   o Regular traditional IRA     o No regular IRA contributions
                                                         contributions.                in the calendar year you turn
                                                                                       age 70 1/2 and thereafter.
                                                       o Rollovers from a qualified
                                                         plan.                       o Total regular contributions
                                                                                       may not exceed $2,000 for a
                                                       o Rollovers from a TSA          year.
                                                         contract or other 403(b)
                                                         arrangement.                o No additional rollover or
                                                                                       direct transfer contributions
                                                       o Rollovers from another        after age 71.
                                                         traditional individual
                                                         retirement arrangement.     o Rollover and direct transfer
                                                                                       contributions after age 70 1/2
                                                       o Direct                        must be net of required
                                                         custodian-to-custodian        minimum distributions.
                                                         transfers from another
                                                         traditional individual      o Although we accept rollover
                                                         retirement arrangement.       and direct transfer
                                                                                       contributions under the
                                                                                       Flexible Premium IRA
                                                                                       contract, we intend that this
                                                                                       contract be used for ongoing
                                                                                       regular contributions. Please
                                                                                       refer to "Withdrawals,
                                                                                       payments and transfers of
                                                                                       funds out of traditional
                                                                                       IRAs," in "Tax information"
                                                                                       for a discussion of conduit
                                                                                       IRAs.
-------------------------------------------------------------------------------------------------------------------------

-----
19
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                            AVAILABLE FOR ANNUITANT ISSUE
 CONTRACT TYPE              AGES                             SOURCE OF CONTRIBUTIONS        LIMITATIONS ON CONTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA   20 through 83
                                                            o Regular after-tax            o No additional regular
                                                              contributions.                 after-tax contributions after
                                                                                             age 84.
                                                            o Rollovers from another Roth
                                                              IRA.                         o No additional rollover or
                                                                                             direct transfer contributions
                                                            o Conversion rollovers from a    after age 84.
                                                              traditional IRA.

                                                            o Direct transfers from        o Contributions are subject to
                                                              another Roth IRA.              income limits and other tax
                                                                                             rules. See "Tax information
                                                                                             -- Contributions to Roth
                                                                                             IRAs."

                                                                                           o Although we accept rollover
                                                                                             and direct transfer
                                                                                             contributions under the
                                                                                             Flexible Premium Roth IRA
                                                                                             contract, we intend that this
                                                                                             contract be used for ongoing
                                                                                             regular contributions.
-------------------------------------------------------------------------------------------------------------------------

See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.


For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this prospectus.

-----
20
--------------------------------------------------------------------------------


OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.


Under all IRA and Rollover TSA contracts the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant.



HOW YOU CAN MAKE YOUR CONTRIBUTIONS


Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We may also apply contributions made pursuant to a 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this prospectus.


Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the registered representative submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.


--------------------------------------------------------------------------------

Our "business day" is generally any day the New York Stock Exchange is open for trading and generally ends at 4:00 p.m. Eastern time. We may, however, close due to emergency conditions.
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the fixed maturity options.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options.
--------------------------------------------------------------------------------

-----
21
--------------------------------------------------------------------------------



PORTFOLIOS OF EQ ADVISORS TRUST

 You should note that some EQ Advisors Trust portfolios have objectives and strategies that are substantially similar to those of certain retail funds;
 they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                        OBJECTIVE                           ADVISER
-----------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                   Long-term growth of capital         Alliance Capital Management L.P.,
                                                                          Marsico Capital Management, LLC,
                                                                          MFS Investment Management
                                                                          Provident Investment Counsel, Inc.
-----------------------------------------------------------------------------------------------------------------------

EQ/Alliance Common Stock              Long-term growth of capital and     Alliance Capital Management L.P.
                                      increasing income
-----------------------------------------------------------------------------------------------------------------------
EQ/Alliance High Yield                High total return through a         Alliance Capital Management L.P.
                                      combination of
                                      current income and capital
                                      appreciation by
                                      investing generally in high yield
                                      securities
-----------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market              High level of current income,       Alliance Capital Management L.P.
                                      preserve its assets
                                      and maintain liquidity
-----------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth            Long-term growth of capital         Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth          Long-term growth of capital         Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                Long-term growth of capital         Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value        Capital appreciation                Alliance Capital Management L.P. through
                                                                          its Bernstein Investment Management Unit
-----------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International     Long-term growth of capital         Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research          Long-term growth of capital         Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity       Long-term growth of capital         Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                   Total return before expenses that   Alliance Capital Management L.P.
                                      approximates the total return
                                      performance of the  S&P 500 Index,
                                      including reinvestment dividends,
                                      at a risk level consistent with
                                      that of the Standard & Poor's
                                      500 Stock Index
-----------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                         Long-term growth of capital         Fidelity Management & Research Company
-----------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value             Long-term capital appreciation      Fidelity Management & Research Company
-----------------------------------------------------------------------------------------------------------------------



-----
22
--------------------------------------------------------------------------------


PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                    OBJECTIVE                                          ADVISER
--------------------------------------------------------------------------------------------------------------------------
EQ/International Equity Index     Replicate as closely as possible (before           Deutsche Asset Management, Inc.
                                  deduction of portfolio expenses) the total return
                                  of the Morgan Stanley Capital International
                                  Europe, Australia, Far East Index
--------------------------------------------------------------------------------------------------------------------------
EQ/JP Morgan Core Bond            High total return consistent with moderate risk    J.P. Morgan Investment Management Inc.
                                  of capital and maintenance of liquidity
--------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth         Long-term growth in a manner that is consistent    Janus Capital Corporation
                                  with preservation of capital
--------------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value         Capital appreciation                               Lazard Asset Management
--------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth            Long-term capital growth                           MFS Investment Management
 Companies
--------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust            Long-term growth of capital with a secondary       MFS Investment Management
                                  objective to seek reasonable current income
--------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                   Long-term growth of capital and future income      MFS Investment Management
--------------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Emerging        Long-term capital appreciation                     Morgan Stanley Asset Management
 Markets Equity
--------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value   Capital growth, current income is a secondary      Putnam Investment Management, LLC
                                  objective
--------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity    Capital appreciation                               Putnam Investment Management, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth        Long-term growth of capital and any increased      Putnam Investment Management, LLC
                                  income that results from this growth
--------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index            Replicate as closely as possible (before           Deutsche Asset Management, Inc.
                                  deduction of portfolio expenses) the total return
                                  of the Russell 2000 Index
--------------------------------------------------------------------------------------------------------------------------


Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

-----
23
--------------------------------------------------------------------------------


FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.

--------------------------------------------------------------------------------
Fixed maturity options ranging from one to ten years to maturity
--------------------------------------------------------------------------------
The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus in "More information."

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."


FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2002 through 2011. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.


We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or

o the rate to maturity is 3% or less.

YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that

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24
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you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II to this prospectus provides an example of how the market value adjustment is calculated.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among two ways to allocate your contributions under your contract: self-directed and principal assurance.


SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.


PRINCIPAL ASSURANCE ALLOCATION


Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

For example, if your initial contribution is $10,000, and on March 15, 2001 you chose the fixed maturity option with a maturity date of February 15, 2011, since the rate to maturity was 5.64% on March 15, 2001, we would have allocated $5,799.81 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.


The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, Flexible Premium IRA or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds, are sufficient to meet your required minimum distributions. See "Tax information."


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.


Generally, your refund will equal your account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), and (ii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract. However, some states require that we refund the full amount of your contribution (not reflecting (i) and (ii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.





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We may require that you wait six months before you may apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office or your registered representative can provide you with the cancellation instructions.

2
Determining your contract's value

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26
--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have in the variable investment options; (ii) market adjusted amounts in the fixed maturity options; and (iii) value you have in the loan reserve account (applies for Rollover TSA contracts only). These amounts are subject to certain fees and charges discussed in "Charges and expenses."

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less (i) the total amount or pro rata portion of the annual administrative charge; (ii) any applicable withdrawal charges; and, (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money."


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. The number of units you own will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------
The unit value for each variable investment option depends on the investment performance of that option less daily charges for:

(i)     mortality and expense risks; and

(ii)    administrative expenses.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)     increased to reflect additional contributions;

(ii) decreased to reflect a withdrawal (plus applicable withdrawal charges);

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) decreased to reflect a transfer of your loan amount to the loan reserve account under a Rollover TSA contract.


In addition, when we deduct the annual administrative charge, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.



YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

3
Transferring your money among investment options

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27
--------------------------------------------------------------------------------


TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3% or less.

o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.


You may request a transfer in writing or by telephone using TOPS. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:


(1) the contract number;

(2) the dollar amounts or percentages of your current account value to be transferred; and

(3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.



DISRUPTIVE TRANSFER ACTIVITY

You should note that the Accumulator Express contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.



DOLLAR COST AVERAGING


Dollar cost averaging allows you to gradually transfer amounts from the EQ/Alliance Money Market option to the other variable investment options by periodically transferring approximately the same dollar amount to the other variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

If your value in the EQ/Alliance Money Market option is at least $2,000, you may choose, at any time, to have a specified dollar amount of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue

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--------------------------------------------------------------------



making the transfers until all amounts in the EQ/Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $50. The maximum amount we will transfer is equal to your value in the EQ/Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the EQ/Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The dollar cost averaging program will then end. You may change the transfer amount once each contract year, or cancel this program at any time.


                     -------------------------------------
You may not elect dollar cost averaging if you are participating in the rebalancing program.


REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and


(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis).

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.


While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your registered representative or other financial adviser before electing the program.
--------------------------------------------------------------------------------
You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; the rebalancing program will remain in effect unless you request that it be canceled in writing.

You may not elect the rebalancing program if you are participating in the dollar cost averaging program.

4
Accessing your money

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29
--------------------------------------------------------------------------------


WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."



--------------------------------------------------------------------------------
                                   METHOD OF WITHDRAWAL
                  --------------------------------------------------------------

                                                                LIFETIME
                                                               REQUIRED
                                             SUBSTANTIALLY     MINIMUM
      CONTRACT     LUMP SUM    SYSTEMATIC        EQUAL       DISTRIBUTION
--------------------------------------------------------------------------------
NQ                   Yes          Yes             No              No
--------------------------------------------------------------------------------
Rollover IRA         Yes          Yes             Yes            Yes
--------------------------------------------------------------------------------
Flexible
Premium IRA          Yes          Yes             Yes            Yes
--------------------------------------------------------------------------------
Roth
Conversion IRA       Yes          Yes             Yes             No
--------------------------------------------------------------------------------
Flexible
Premium Roth
IRA                  Yes          Yes             Yes             No
--------------------------------------------------------------------------------
Rollover TSA*        Yes          Yes             No             Yes
--------------------------------------------------------------------------------


* For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax Sheltered Annuity contracts (TSAs)" in "Tax Information."


LUMP SUM WITHDRAWALS

(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions). The minimum amount you may withdraw is $300. If your account value is less than $500 after a withdrawal, we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Lump sum withdrawals in excess of the 10% free withdrawal amount (see "10% free withdrawal amount" in "Charges and Expenses") may be subject to a withdrawal charge. Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS

(NQ Rollover TSA and all IRA contracts only)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions).


You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly, and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.


SUBSTANTIALLY EQUAL WITHDRAWALS
(All IRA contracts)

The substantially equal withdrawals option allows you to receive distributions from your account value without




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triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until after the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

Substantially equal withdrawals are not subject to a withdrawal charge.



LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA and Rollover TSA contracts only -- See "Tax information")

We offer the minimum distribution withdrawal option to help you meet or exceed lifetime required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250, or if less your account value. If your account value is less than $500 after the withdrawal, we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually. See the "Required minimum distributions" section in "Tax information" for your specific type of retirement arrangement.


We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age
70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------
HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply to withdrawals from the fixed maturity options.


LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special





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employer plan rules of the Employee Retirement Income Security Act of 1974
("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments (Rollover TSA contracts may have restrictions). For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information."


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.




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We can defer payment of any portion of your value in the fixed maturity options
(other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the annuity payout options. The annuity payout options are discussed under "Your annuity payout options" below. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.


YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator Express offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue.


---------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period
                                      certain
                                      Life annuity with refund
                                      certain
                                      Period certain annuity
---------------------------------------------------------------------
Variable Immediate Annuity payout     Life annuity (not available
   options                            in New York)
                                      Life annuity with period
                                      certain
---------------------------------------------------------------------
Income Manager payout options         Life annuity with period
                                      certain
                                      Period certain annuity
---------------------------------------------------------------------


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15 or

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   20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your registered representative can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your registered representative. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER PAYOUT OPTIONS

The Income Manager payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your registered representative. Income Manager payout options are described in a separate prospectus that is available from your registered representative. Before you select an Income Manager payout option, you should read the prospectus which contains important information that you should know.

Both Income Manager payout options provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect a period certain Income Manager payout option unless withdrawal charges are no longer in effect under your Equitable Accumulator Express.

For Rollover TSA contracts, if you want to elect an Income Manager payout option, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.

You may choose to apply only part of the account value of your Equitable Accumulator Express contract to an Income Manager payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Equitable Accumulator Express and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information."

Depending upon your circumstances, the purchase of an Income Manager contract may be done on a tax-free basis. Please consult your tax adviser.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.




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For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

For the fixed annuity payout option, the withdrawal charge applicable under your Equitable Accumulator Express is imposed if you select a period certain. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager payout options no withdrawal charge is imposed under the Equitable Accumulator Express. If the withdrawal charge that otherwise would have been applied to your account value under your Equitable Accumulator Express is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager will apply. For this purpose, the year in which your account value is applied to the payout option will be "contract year 1."


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin, unless you are applying only some of your account value to an Income Manager contract. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Equitable Accumulator Express contract date. Except with respect to the Income Manager annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before the last date by which annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager annuity payout option is chosen.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.




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5
Charges and expenses

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CHARGES THAT EQUITABLE LIFE DEDUCTS
We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o A mortality and expense risks charge

o An administrative charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract.

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your registered representative for more information.


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the minimum death benefit. The daily charge is equivalent to an annual rate of 0.70% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.


ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charges described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year, is less than $25,000 under NQ contracts and $20,000 under IRA contracts. If your account value on such date is $25,000 or more for NQ ($20,000 or more for IRA) contracts, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you surrender your contract during the contract year we will deduct a pro rata portion of the charge.


WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in




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total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:


--------------------------------------------------------------------------------
                                 CONTRACT YEAR
--------------------------------------------------------------------------------
                      1       2       3       4       5       6       7      8+
--------------------------------------------------------------------------------
  Percentage of
   contribution      7 %     6 %     5 %     4 %     3 %     2 %     1 %     0 %
--------------------------------------------------------------------------------


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to the same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The withdrawal charge does not apply in the circumstances described below.


10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 10% free withdrawal amount does not apply if you surrender your contract.


MINIMUM DISTRIBUTIONS. The withdrawal charge does not apply to withdrawals taken under our minimum distribution withdrawal option. However, those withdrawals are counted towards the 10% free withdrawal amount if you also make a lump sum withdrawal in any contract year.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option.


CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:


o Management fees ranging from 0.25% to 1.15%.

o 12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.





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GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

6
Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract.


Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary so that the custodian can reinvest or distribute the death benefit as the beneficiary of the account desires.

The death benefit is equal to your account value, or, if greater, the minimum death benefit. The minimum death benefit is equal to your total contributions less withdrawals. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. Under Rollover TSA contracts, we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.



EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.


Generally, the death of the annuitant terminates the contract. However, a beneficiary spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant can only be named under NQ and individually owned IRA contracts.

For individually owned IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT


Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a specific successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:


o The cash value of the contract must be fully paid to the designated beneficiary successor owner (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.





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HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.


If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of the annuitant's death, any required instructions, information and forms necessary to effect the successor owner/annuitant feature, we will increase the account value to equal your minimum death benefit, if such death benefit is greater than such account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if you make additional contributions. These additional contributions will be withdrawn only after all other amounts have been withdrawn. In determining whether the minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, then the custodian may request that the spouse be substituted as annuitant after your death.


BENEFICIARY CONTINUATION OPTION


Upon your death under an IRA contract, a beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. Certain trusts with only individual beneficiaries will be treated as individuals. We require this election to be made within 60 days following the date we receive proof of your death and before any other inconsistent election is made. We will increase the account value as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature to equal the death benefit if such death benefit is greater than such account value. Except as noted in the next two sentences, the beneficiary continuation option is available if we have received regulatory clearance in your state. For Rollover IRA and Flexible Premium IRA contracts, a similar beneficiary continuation option will be available until the beneficiary continuation option described in this prospectus is available. Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an Accumulator Express individual retirement annuity contract, using the account beneficiary as the annuitant. Please contact our processing office for further information.


Under the beneficiary continuation option:

o The contract continues in your name for the benefit of your beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o The guaranteed death benefit provisions will no longer be in effect.


o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.





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o   Upon the death of the beneficiary any remaining death benefit will be paid in a lump sum to the person named by the beneficiary, when we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment.

For Traditional IRA contracts only, if you die after the "Required Beginning Date" for lifetime required minimum distributions (see "Tax information"), the contract will continue if:


(a) You were receiving minimum distribution withdrawals from this contract; and


(b) The pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.


The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available. You should contact our processing office for further information. See the "Required minimum distributions" section in "Tax information--IRAs" below.

For all Roth IRAs and for traditional IRAs where you die before the Required Beginning date, the beneficiary may choose one of the following two beneficiary continuation options:


1. Payments over life expectancy period. The beneficiary can receive annual minimum distributions based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. These minimum distributions must begin by December 31st of the calendar year following the year of your death. In some situations, a spouse beneficiary who elects to continue the contract in your name under the beneficiary continuation option instead of electing successor owner/annuitant status may also choose to delay beginning these minimum distributions until the December 31st of the calendar year in which you would have turned age 70 1/2.

2. Five Year Rule. The beneficiary can take withdrawals as desired. If the beneficiary does not withdraw the entire account value by the December 31st of the fifth calendar year following your death, we will pay any amounts remaining under the contract to the beneficiary by that date. If you have more than one beneficiary, and one of them elects this option, then all of your beneficiaries will receive this option.




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7
Tax information


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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator Express contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA, Roth Conversion IRA, Flexible Premium Roth IRA, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.



BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there ar two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs") and Code Section 403(b) Arrangements ("TSAs"), respectively: an IRA or 403(b) annuity contract such as this one, or an IRA or 403(b)(7) custodial or other qualified account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the guaranteed minimum death benefit, selection of investment funds and fixed maturity options and choices of pay-out options of Accumulator Express, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.




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ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o The contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o The owner and the annuitant are the same under the source contract and the Equitable Accumulator Express NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.


The tax basis, also referred to as your investment in the contract, of the source contract carries over to the Equitable Accumulator Express NQ contract.


A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers and provision of cost basis information may be required to process this type of an exchange.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


EARLY DISTRIBUTION PENALTY TAX


If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:


o on or after your death; or

o because you are disabled (special federal income tax definition); or




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o   in the form of substantially equal periodic annuity payments for your life
    (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.



OTHER INFORMATION


The IRS has stated that you will be considered the owner of the assets in the separate account if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your nonqualified annuity. If you were to be considered the owner of the underlying shares, income and gains attributable to such portfolio shares would be currently included in your gross income for federal income tax purposes. Incidents of investment control could include among other items, the number of investment options available under a contract and/or the frequency of transfers available under the contract. In connection with the issuance of regulations concerning investment diversification in 1986, the Treasury Department announced that the diversification regulations did not provide guidance on investor control but that guidance would be issued in the form of regulations or rulings. As of the date of this prospectus, no such guidance has been issued. It is not known, whether such guidelines, if in fact issued would have retroactive adverse effect on existing contracts. We can not provide assurance as to the terms or scope of any future guidance nor any assurance that such guidance would not be imposed on a retroactive basis to contracts issued under this prospectus. We reserve the right to modify the contract as necessary to attempt to prevent you from being considered the owner of the assets of the separate account for tax purposes.



SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.



INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL


"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically can include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.


There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o   Roth IRAs, first available in 1998, funded on an after-tax basis.


Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal




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Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)").
This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http://www.irs.gov).

Equitable Life designs its traditional IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

The Equitable Accumulator Express traditional and Roth IRA contracts have been approved by the IRS as to form for use as a traditional IRA and Roth IRA, respectively. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator Express traditional and Roth IRA contracts.


CANCELLATION

You can cancel an Equitable Accumulator Express IRA contract by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Express Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Express Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our processing office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o regular contributions out of earned income or compensation; or

o tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded

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the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.


If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $33,000 and $43,000 in 2001. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $53,000 and $63,000 in 2001. This range will increase every year until 2007 when the range is $80,000-$100,000.


Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.


To determine the deductible amount of the contribution in 2001, you determine AGI and subtract $33,000 if you are single, or $53,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:

 ($10,000-excess AGI)       times    $2,000 (or earned    Equals   the adjusted
 --------------------         x       income, if less)       =     deductible
  divided by $10,000                                               contribution
                                                                   limit


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

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WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.


ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o qualified plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
  and

o other traditional IRAs.


Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.



ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o  Do it yourself
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover
   You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o   only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o   a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or


o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or




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o   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.


RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or


o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or


o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:




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  --   the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan, and

  -- the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS


--------------------------------------------------------------------------------
The IRS and Treasury have recently proposed revisions to the minimum distribution rules. We expect these rules to be finalized no earlier than January 1, 2002. The proposed revisions permit IRA owners and beneficiaries to apply the proposed revisions to distributions for calendar year 2001. The discussion below generally does not reflect the proposed revisions. See the Statement of Additional Information for a brief description of the proposed revisions.

--------------------------------------------------------------------------------

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.


WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your "required beginning date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS.
There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum




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income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your required beginning date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your required beginning date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.


SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.



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BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS


You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.



EARLY DISTRIBUTION PENALTY TAX


A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:


o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (Life Annuity with a Period Certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES
(ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Equitable Accumulator Express Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only




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permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:


o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000.


However, you can make regular Roth IRA contributions in reduced amounts when:


o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.


WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o another Roth IRA ("tax-free rollover contribution"); or


o another traditional IRA, including a SEP-IRA or SIMPLE-IRA (after a two-year rollover limitation period for SIMPLE-IRA funds), in a taxable
  "conversion" rollover ("conversion contribution").


You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can




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be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.)

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.


You cannot make conversion contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the traditional IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age 70 1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.


RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized


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contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA).

To recharacterize a contribution you must use our forms.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.



WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o   Rollovers from a Roth IRA to another Roth IRA;

o   Direct transfers from a Roth IRA to another Roth IRA;


o   Qualified distributions from Roth IRAs; and


o   Return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you reach age 59 1/2; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable- year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.


NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the


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   (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain--with any custodian or issuer--are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2001 and the conversion contribution is made in 2002, the conversion contribution is treated as contributed prior to other conversion contributions made in 2002.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under " What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS

Generally the same as traditional IRA.


Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).


You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.




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TAX-SHELTERED ANNUITY CONTRACTS (TSAS)


GENERAL


This section covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

Generally, there are two types of funding vehicles available for 403(b) arrangements - an annuity contract under Section 403(b) (1) of the Code or a custodial account which invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.



CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to your Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code; or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits). Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through non-elective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Rollover TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o   termination of employment with the employer who provided the TSA funds; or

o   reaching age 59 1/2 even if you are still employed; or

o   disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o   you give us acceptable written documentation as to the source of the funds;
    and

o the contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to a Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.




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Your contribution to the Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o you are or will be at least age 70 1/2 in the current calendar year, and

o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Rollover TSA.


This rule applies regardless of whether the source of funds is a:

o rollover by check of the proceeds from another TSA; or

o direct rollover from another TSA; or

o direct transfer under Revenue Ruling 90-24 from another TSA.


Further, under the minimum distribution rules we apply, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you have already begun to receive required minimum distribution from or with respect to the TSA from which you are making your contribution to the Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.



DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Rollover TSA; or

o   you reach age 59 1/2; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o   you take a hardship withdrawal (special federal income tax definition).


If any portion of the funds directly transferred to your TSA contract is attributable to the amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering, you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.


THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occurs:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" below and in each prospectus) are met; or

(2) death; or

(3) retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contributions. We reserve the right to




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change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distribution during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.


LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.


Loans are generally not treated as a taxable distribution. If the amount of the loan when made exceeds permissible limits under federal income tax rules, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.


TSA loans are subject to federal income tax limits and may also be subject to limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:


o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

   (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

   (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.


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o   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.


The amount borrowed and not repaid may be treated as a distribution if:

o   the loan does not qualify under the conditions above;

o   the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.


TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.


--------------------------------------------------------------------------------
The IRS and Treasury have recently proposed revisions to the minimum distribution rules. We expect these rules to be finalized no earlier than January 1, 2002. The proposed revisions permit TSA owners and beneficiaries to apply the proposed revisions to distributions for calendar year 2001. The discussion below generally does not reflect the proposed revisions. See the Statement of Additional Information for a brief description of the proposed revisions.

--------------------------------------------------------------------------------
REQUIRED MINIMUM DISTRIBUTIONS


Generally the same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distribution is extended to April I following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distribution to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age
    70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Rollover TSA on the form used to establish the TSA, you do not qualify.




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SPOUSAL CONSENT RULES

This will only apply to you if you establish your Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.


EARLY DISTRIBUTION PENALTY TAX


A penalty tax of 10% of the taxable portion of a distribution applies to distribution from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:


o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o   if you are separated from service, any form of payout after you are age 55;
    or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional
    IRA and is taxable.


o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.


Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not




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discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.



FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $15,360 in periodic annuity payments in 2001, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)


For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.


You cannot elect out of withholding if the payment is an eligible rollover distribution from a TSA. If a non-periodic distribution from a TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSA DISTRIBUTIONS


Unless you have the distribution go directly to the new plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

o   any after-tax contributions you made to the plan; or

o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

o   hardship withdrawals; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or


o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.



IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

8
More information

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61
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ABOUT OUR SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of our Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts, including these contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)   to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)   to restrict or eliminate any voting rights as to Separate Account No. 49;
      and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.

EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, the portfolio investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.

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62
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ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE


We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value

FMO rates are determined daily. The rates in the table are illustrative only and will most likely differ from the rates applicable at time of purchase. Current FMO rates can be obtained from their financial professional.

The rates to maturity for new allocations as of March 15, 2001 and the related price per $100 of maturity value were as shown below.





------------------------------------------------------------------
    FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 15TH        RATE TO MATURITY          PRICE
 MATURITY DATE OF            AS OF               PER $100
   MATURITY YEAR        MARCH 15, 2001       OF MATURITY VALUE
------------------------------------------------------------------
        2002               3.00%                  $ 97.31
        2003               4.26%                  $ 92.29
        2004               4.43%                  $ 88.10
        2005               4.62%                  $ 83.75
        2006               4.73%                  $ 79.64
        2007               4.90%                  $ 75.32
        2008               5.04%                  $ 71.14
        2009               5.19%                  $ 66.95
        2010               5.30%                  $ 63.06
        2011               5.39%                  $ 59.38
-------------------------------------------------------------------


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

   (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

   (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------
If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix I for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be

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63
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determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS

We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described in "How you can make your contributions."

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information forwarded

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64
--------------------------------------------------------------------------------


electronically. In these cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

After your contract has been issued, additional contributions may be transmitted by wire.


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, or Rollover TSA contracts.

AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY


Our business day is generally any day the New York Stock Exchange is open for trading. Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. We may, however, close or close early due to emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.


o If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

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65
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ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

o   the election of trustees;

o   the formal approval of independent auditors selected for EQ Advisors Trust;
    or

o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control EQ Advisors Trust. EQ Advisors Trust shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, EQ Advisors Trust shares are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

ABOUT OUR INDEPENDENT ACCOUNTANTS


The consolidated financial statements of Equitable Life at December 31, 2000 and 1999, and for the three years ended December 31, 2000 incorporated in this prospectus by reference to the 2000 Annual Report on Form 10-K are incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

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66
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FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of Equitable Life, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.


You cannot assign or transfer ownership of an IRA or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.


For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge, if one applies.


DISTRIBUTION OF THE CONTRACTS


Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104.

It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI, LLC") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account 49. Like EDI, EDI, LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter in each prospectus should be replaced with Equitable Distributors, LLC.

The contracts will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. We pay broker-dealer sales compensation that will generally not exceed an amount equal to 7% of total contributions made under the contracts. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of it to their registered representatives as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.

9
Investment performance


-----
67
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The table below shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

The table takes into account all current fees and charges under the contract, including the withdrawal charge and the annual administrative charge but does not reflect the charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state or any applicable annuity administrative fee.

The results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the EQ/Alliance Money Market and EQ/Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.


EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessor that it may have had.


All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

THE PERFORMANCE INFORMATION SHOWN BELOW AND THE PERFORMANCE INFORMATION THAT WE ADVERTISE REFLECTS PAST PERFORMANCE AND DOES NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. SUCH INFORMATION ALSO DOES NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

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68
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
                                                           TABLE
                       AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 2000:

------------------------------------------------------------------------------------------------------------------------------------
                                                                      LENGTH OF INVESTMENT PERIOD
                                         -------------------------------------------------------------------------------------------
                                                                                                                SINCE
                                                                                                SINCE OPTION   PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                   1 YEAR       3 YEARS      5 YEARS    10 YEARS     INCEPTION*    INCEPTION**
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                          (22.88%)       (4.20%)       2.87%     11.34%        (1.02%)         12.89%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                     (23.76%)        6.58%       13.77%     14.81%        12.55%          12.80%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance High Yield                       (18.56%)      (11.39%)      (0.21%)     6.25%        (4.26%)          4.66%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                      (4.11%)        0.29%        1.09%      1.00%         0.89%           3.71%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                   (27.78%)          --           --         --         (8.37%)         (8.37%)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                   3.32%         6.66%          --         --         12.36%          12.36%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value               (11.83%)        1.88%          --         --          1.88%           1.88%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International            (28.46%)          --           --         --          1.46%           1.46%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                  (4.19)%          --           --         --          1.16%           1.16%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity               (6.45%)          --           --         --         (2.27%)         (2.27%)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                          (19.45%)        6.60%       14.03%        --         13.30%          14.86%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                     (4.94%)       (6.44%)         --         --          1.57%          (0.83%)
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Equity Index                (27.02%)        3.14%          --         --          3.14%           3.14%
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond                       1.22%         1.20%          --         --          1.20%           1.20%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                      8.04%        (1.15%)         --         --         (1.15%)         (1.15%)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies             (28.21%)       19.39%          --         --         22.04%          22.04%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                       (10.60%)          --           --         --         (2.16%)         (2.16%)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                              (15.04%)        8.32%          --         --         11.08%          11.08%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Emerging Markets Equity    (48.80%)      (10.39%)         --         --        (10.39%)        (16.00%)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value               (3.35%)        0.96%          --         --          4.80%           4.80%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity               (21.89%)       14.29%          --         --         14.09%          14.09%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                   (27.18%)        8.74%          --         --         13.83%          13.83%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                       (13.22%)       (0.56%)         --         --         (0.56%)         (0.56%)
------------------------------------------------------------------------------------------------------------------------------------


* The variable investment option inception dates are: EQ/Alliance Money Market, EQ/Alliance High Yield, EQ/Alliance Common Stock and EQ/Aggressive Stock (October 16, 1996); EQ/Alliance Small Cap Growth, EQ/MFS Research, EQ/MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth and EQ/Putnam International Equity (May 1, 1997); EQ/Equity 500 Index, EQ/Small Company Index, EQ/International Equity Index, EQ/J.P. Morgan Core Bond, EQ/Bernstein Diversified Value, EQ/Lazard Small Cap Value and EQ/Morgan Stanley Emerging Markets Equity (December 31, 1997); EQ/MFS Investors Trust (December 31, 1998); EQ/Alliance Premier Growth, EQ/Capital Guardian U.S. Equity, EQ/Capital Guardian Research and EQ/Capital Guardian International (April 30, 1999); EQ/Alliance Technology (May 1, 2000); EQ/FI Mid Cap, EQ/FI Small/Mid Cap Value and EQ/Janus Large Cap Growth (9/1/00).
  No information is provided for portfolios and/or variable investment options with inception dates after 12/31/99.

**The inception dates for the portfolios underlying Alliance variable investment options shown in the table are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are:
 EQ/Alliance Money Market (July 13, 1981); EQ/Alliance High Yield (January 2,
 1987); EQ/Alliance Common Stock (January 13, 1976); EQ/Aggressive Stock (January 27, 1986); EQ/Equity 500 Index (March 1, 1994); EQ/Alliance Small Cap Growth, EQ/FI Small/Mid Cap Value, EQ/MFS Research, EQ/MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth and EQ/Putnam International Equity (May 1, 1997); EQ/Small Company Index, EQ/International Equity Index, EQ/J.P. Morgan Core Bond, EQ/Bernstein Diversified Value and EQ/Lazard Small Cap Value (January 1, 1998); EQ/Morgan Stanley Emerging Markets Equity (August 20, 1997); EQ/MFS Investors Trust (January 1, 1999); EQ/Alliance Premier Growth, EQ/Capital Guardian U.S. Equity, EQ/Capital Guardian Research and EQ/Capital Guardian International (May 1, 1999); EQ/Alliance Technology (May 1, 2000); EQ/FI Mid Cap and EQ/Janus Large Cap Growth (9/1/00). No information is provided for portfolios and/or variable investment options with inception dates after 12/31/99.

-----
69
--------------------------------------------------------------------------------


COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o   data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:



-------------------------------------------------------------
Barron's                       Investment Management Weekly
Morningstar's Variable         Money Management Letter
   Annuity Sourcebook          Investment Dealers Digest
Business Week                  National Underwriter
Forbes                         Pension & Investments
Fortune                        USA Today
Institutional Investor         Investor's Business Daily
Money                          The New York Times
Kiplinger's Personal Finance   The Wall Street Journal
Financial Planning             The Los Angeles Times
Investment Adviser             The Chicago Tribune
--------------------------------------------------------------


From time to time, we may also advertise different measurements of the investment performance of the variable investment options and/or the portfolios, including the measurements that compare the performance to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charge and distribution charge or any withdrawal or optional benefit charge. Comparisons with these benchmarks therefore may be of limited use. We use them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings.


Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).


The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. According to Lipper, the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator performance relative to other variable annuity products. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:


o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

-----
70
--------------------------------------------------------------------------------


YIELD INFORMATION


Current yield for the EQ/Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the EQ/Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the EQ/Alliance Money Market option. The current yields and effective yields assume the deduction of all current contract charges and expenses other than the withdrawal charge, the annual administrative charge, and any charge designed to approximate certain taxes that may be imposed on us in your state such as premium taxes. See "Yield Information for the EQ/Alliance Money Market Option and EQ/Alliance High Yield Option" in the SAI.

10
Incorporation of certain documents by reference

-----
71
--------------------------------------------------------------------------------


Equitable Life's Annual Report on Form 10-K for the year ended December 31, 2000, is considered to be a part of this prospectus because it is incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.


Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Report on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).

                      (This page intentionally left blank)

 Appendix I: Condensed financial information


-----
A-1
--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with daily asset charge of 0.95%



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER MAY 1, 2001
--------------------------------------------------------------------------------
                                        FOR THE YEARS ENDING
                                            DECEMBER 31,
                                     -------------------------------------------

                                            1999        2000
--------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK
--------------------------------------------------------------------------------
  Unit value                            $  85.83    $  73.67
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --           1
--------------------------------------------------------------------------------
 EQ/ALLIANCE COMMON STOCK
--------------------------------------------------------------------------------
  Unit value                            $ 321.89    $ 273.42
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --           2
--------------------------------------------------------------------------------
 EQ/ALLIANCE HIGH YIELD
--------------------------------------------------------------------------------
  Unit value                            $  28.03    $  25.30
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --          13
--------------------------------------------------------------------------------
 EQ/ALLIANCE MONEY MARKET
--------------------------------------------------------------------------------
  Unit value                            $  28.85    $  30.29
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          11           8
--------------------------------------------------------------------------------
 EQ/ALLIANCE PREMIER GROWTH
--------------------------------------------------------------------------------
  Unit value                            $  11.82    $   9.56
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --          54
--------------------------------------------------------------------------------
 EQ/ALLIANCE SMALL CAP GROWTH
--------------------------------------------------------------------------------
  Unit value                            $  15.04    $  16.93
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --          24
--------------------------------------------------------------------------------
 EQ/ALLIANCE TECHNOLOGY
--------------------------------------------------------------------------------
  Unit value                                  --    $   6.63
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --          33
--------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN INTERNATIONAL
--------------------------------------------------------------------------------
  Unit value                            $  14.00    $  11.22
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --          28
--------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------
  Unit value                            $  10.64    $  11.16
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --          18
--------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN U.S. EQUITY
--------------------------------------------------------------------------------
  Unit value                            $  10.31    $  10.58
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --          15
--------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------
  Unit value                                  --    $  28.97
--------------------------------------------------------------------------------
  Number of units outstanding (000s)          --           6
--------------------------------------------------------------------------------

-----
A-2
--------------------------------------------------------------------------------




UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER MAY 1, 2001 (CONTINUED)

--------------------------------------------------------------------------------
                                     FOR THE YEARS ENDING DECEMBER 31,
                                   ---------------------------------------------
                                                  1999      2000
--------------------------------------------------------------------------------
 EQ/FI MID CAP
--------------------------------------------------------------------------------
  Unit value                                        --     $ 10.01
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --           3
--------------------------------------------------------------------------------
 EQ/FI SMALL/MID CAP VALUE
--------------------------------------------------------------------------------
  Unit value                                        --     $ 11.08
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          --
--------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------
  Unit value                                   $ 15.02     $ 12.26
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --           5
--------------------------------------------------------------------------------
 EQ/JANUS LARGE CAP GROWTH
--------------------------------------------------------------------------------
  Unit value                                        --     $  8.41
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          10
--------------------------------------------------------------------------------
 EQ/J.P. MORGAN CORE BOND
--------------------------------------------------------------------------------
  Unit value                                   $ 10.53     $ 11.62
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          34
--------------------------------------------------------------------------------
 EQ/LAZARD SMALL CAP VALUE
--------------------------------------------------------------------------------
  Unit value                                   $  9.28     $ 10.89
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --           9
--------------------------------------------------------------------------------
 EQ/MFS EMERGING GROWTH COMPANIES
--------------------------------------------------------------------------------
  Unit value                                   $ 27.88     $ 22.48
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          35
--------------------------------------------------------------------------------
 EQ/MFS INVESTORS TRUST
--------------------------------------------------------------------------------
  Unit value                                   $ 10.77     $ 10.59
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --           2
--------------------------------------------------------------------------------
 EQ/MFS RESEARCH
--------------------------------------------------------------------------------
  Unit value                                   $ 17.29     $ 16.22
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          34
--------------------------------------------------------------------------------
 EQ/MORGAN STANLEY EMERGING MARKETS EQUITY
--------------------------------------------------------------------------------
  Unit value                                   $ 11.15     $  6.62
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --           8
--------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH AND INCOME VALUE
--------------------------------------------------------------------------------
  Unit value                                   $ 12.61     $ 13.34
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --           4
--------------------------------------------------------------------------------
 EQ/PUTNAM INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
  Unit value                                   $ 20.45     $ 17.77
--------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          47
--------------------------------------------------------------------------------

-----
A-3
--------------------------------------------------------------------------------




 UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER MAY 1, 2001 (CONTINUED)

-------------------------------------------------------------
                                        FOR THE YEARS ENDING
                                            DECEMBER 31,
                                     ------------------------
                                            1999        2000
-------------------------------------------------------------
 EQ/PUTNAM INVESTORS GROWTH
-------------------------------------------------------------
  Unit value                             $ 21.58     $ 17.57
-------------------------------------------------------------
  Number of units outstanding (000s)          --          15
-------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------
  Unit value                             $ 11.57     $ 11.07
-------------------------------------------------------------
  Number of units outstanding (000s)          --          10
-------------------------------------------------------------
 LAZARD LARGE CAP VALUE
-------------------------------------------------------------
  Unit value                             $ 12.20     $ 11.84
-------------------------------------------------------------
  Number of units outstanding (000s)          --          11
-------------------------------------------------------------

                      (This page intentionally left blank)

Appendix II: Market value adjustment example


-----
B-1
--------------------------------------------------------------------------------



The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2002 to a fixed maturity option with a maturity date of February 15, 2011 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value on the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2006.





-------------------------------------------------------------------------------------------------------
                                                                                  HYPOTHETICAL ASSUMED
                                                                                  RATE TO MATURITY ON
                                                                                   FEBRUARY 15, 2006
                                                                             --------------------------
                                                                                    5.00%        9.00%
-------------------------------------------------------------------------------------------------------
 AS OF FEBRUARY 15, 2006 (BEFORE WITHDRAWAL)
-------------------------------------------------------------------------------------------------------
(1) Market adjusted amount                                                       $144,048    $ 119,487
-------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                                        $131,080    $ 131,080
-------------------------------------------------------------------------------------------------------
(3) Market value adjustment:
  (1) - (2)                                                                      $ 12,968    $ (11,593)
-------------------------------------------------------------------------------------------------------
 ON FEBRUARY 15, 2006 (AFTER WITHDRAWAL)
-------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal: (3) x
$    50,000/(1)]                                                                 $  4,501    $  (4,851)
-------------------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount: [$50,000 - (4)]                          $ 45,499    $  54,851
-------------------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                                             $ 85,581    $  76,229
-------------------------------------------------------------------------------------------------------
(7) Maturity value                                                               $120,032    $ 106,915
-------------------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                                $ 94,048    $  69,487
-------------------------------------------------------------------------------------------------------


You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

                      (This page intentionally left blank)

Statement of additional information


--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            PAGE


Revised Proposed Minimum Distribution Rules                                 2
Unit Values                                                                 3
Custodian and Independent Accountants                                       4
Yield Information for the EQ/Alliance Money Market Option and
EQ/Alliance High
 Yield Option                                                               4
Distribution of the contracts                                               5
Financial Statements                                                        6


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49


Send this request form to:
 Equitable Accumulator
     P.O. Box 1547
     Secaucus, NJ 07096-1547

-

Please send me an Equitable Accumulator SAI for Separate Account No. 49 dated May 1, 2001.



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City            State    Zip






(SAI 9AMLF (5/00))

SUPPLEMENT DATED MAY 1, 2001 TO INCOME MANAGER ACCUMULATOR PROSPECTUS DATED OCTOBER 16, 1996; INCOME MANAGER ROLLOVER IRA PROSPECTUS DATED OCTOBER 16, 1996; EQUITABLE ACCUMULATOR (IRA, NQ, QP) PROSPECTUS DATED MAY 1, 1998 AND TAX SHELTERED ANNUITY SUPPLEMENT DATED JUNE 18, 1998; EQUITABLE ACCUMULATORSM SELECT (IRA, NQ, QP) PROSPECTUS DATED MAY 1, 1998 AND TAX SHELTERED ANNUITY SUPPLEMENT DATED JUNE 18, 1998; EQUITABLE ACCUMULATOR SELECT PROSPECTUS DATED MAY 1, 1999; EQUITABLE ACCUMULATOR SELECT PROSPECTUS DATED OCTOBER 18, 1999; EQUITABLE ACCUMULATOR PROSPECTUS DATED OCTOBER 18, 1999; AND EQUITABLE ACCUMULATOR PROSPECTUS, DATED MAY 1, 2000.


COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES
ISSUED BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


--------------------------------------------------------------------------------



This Supplement dated May 1, 2001, updates certain information in the following
Prospectuses:

Income Manager Accumulator Prospectus dated October 16, 1996, as previously supplemented on May 1, 1997; December 31, 1997; May 1, 1998; January 4, 1999; May 1, 1999; May 1, 2000; September 1, 2000; and February 9, 2001.

Income Manager Rollover IRA Prospectus dated October 16, 1996, as previously supplemented on May 1, 1997; December 31, 1997; May 1, 1998; January 4, 1999; May 1, 1999; May 1, 2000; September 1, 2000; and February 9, 2001.

Equitable Accumulator (IRA, NQ and QP) Prospectus dated May 1, 1998, as previously supplemented on June 18, 1998; January 4, 1999; May 1, 1999; May 1, 2000; September 1, 2000; and February 9, 2001.

Equitable Accumulator Select (IRA, NQ, QP) Prospectus dated May 1, 1998, as previously supplemented on June 18, 1998; January 4, 1999; May 1, 1999; May 1, 2000; September 1, 2000; and February 9, 2001.

Equitable Accumulator Select Prospectus dated May 1, 1999, as previously supplemented on May 1, 2000; September 1, 2000; and February 9, 2001.

Equitable Accumulator Select Prospectus dated October 18, 1999, as previously supplemented on May 1, 2000; September 1, 2000; and February 9, 2001.

Equitable Accumulator Prospectus dated October 18, 1999, as previously supplemented on May 1, 2000; September 1, 2000; and February 9, 2001.

Equitable Accumulator Prospectus, dated May 1, 2000, as previously supplemented on September 1, 2000; September 6, 2000; and February 9, 2001.

Equitable Accumulator Prospectus, dated May 1, 2000, as previously supplemented on September 1, 2000; September 6, 2000; and February 9, 2001.

Equitable Accumulator Plus Prospectus, dated May 1, 2000, as previously supplemented on September 1, 2000; September 6, 2000; February 9, 2001 and March 19, 2001.

Equitable Accumulator Select Prospectus, dated May 1, 2000, as previously supplemented on September 1, 2000; September 6, 2000; and February 9, 2001.

Equitable Accumulator Express Prospectus, as previously supplemented on September 1, 2000; September 6, 2000; and February 9, 2001.

Equitable Accumulator Advisor Prospectus, dated November 17, 2001, as previously supplemented February 9, 2001.

You should keep the Supplements and the Prospectus for future reference. We have filed with the Securities and Exchange Commission (SEC) our Statement of Additional Information (SAI) dated May 1, 2001. If you do not presently have a copy of the Prospectus and prior Supplements, you may obtain additional copies, as well as a copy of the SAI, from us, free of charge, by writing to Equitable Life, P.O. Box 1547, Secaucus, NJ 07096-1547, or calling (800) 789-7771. If you only need a copy of the SAI, you may mail in the SAI request form located at the end of this Supplement. The SAI has been incorporated by reference into this Supplement.

In this Supplement, we provide information on (1) how to reach us; (2) EQ Advisors Trust annual expenses; (3) investment options; (4) transaction requests that are related to disruptive transfer activities; (5) buying a contract to fund a retirement arrangement; (6) tax information; (7) business day; (8) distribution of the contracts; (9) successor owner and annuitant feature; (10) beneficiary continuation option; (11) payment of death benefit;
(12) condensed financial information; (13) investment performance; and (14) Equitable Life.


                                                                  X00067/EDI

-----
2
--------------------------------------------------------------------------------


(1) HOW TO REACH US

You may communicate with our processing office for the purposes described in your Prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.


(2) EQ ADVISORS TRUST ANNUAL EXPENSES

The following table sets forth the annual expenses for each portfolio as of December 31, 2000. All portfolios may not be available in all annuity products. Please note that the names of certain portfolios have been changed (a correlating change in the name of the corresponding investment fund also applies). For more information on these name changes, see
"Portfolio/Correlating investment option name changes and new portfolio advisers," later in this supplement.




EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

------------------------------------------------------------------------------------------------------
                                                                                           NET TOTAL
                                                                           OTHER            ANNUAL
                                                                          EXPENSES         EXPENSES
                                          MANAGEMENT                   (AFTER EXPENSE   (AFTER EXPENSE
                                           FEES(1)     12B-1 FEES(2)   LIMITATION)(3)   LIMITATION)(4)
------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                         0.60%         0.25%            0.07%            0.92%
EQ/Alliance Common Stock                    0.46%         0.25%            0.05%            0.76%
EQ/Alliance High Yield                      0.60%         0.25%            0.07%            0.92%
EQ/Alliance Money Market                    0.34%         0.25%            0.06%            0.65%
EQ/Alliance Premier Growth                  0.89%         0.25%            0.01%            1.15%
EQ/Alliance Small Cap Growth                0.75%         0.25%            0.06%            1.06%
EQ/Alliance Technology                      0.90%         0.25%            0.00%            1.15%
EQ/Bernstein Diversified Value              0.65%         0.25%            0.05%            0.95%
EQ/Capital Guardian International           0.85%         0.25%            0.10%            1.20%
EQ/Capital Guardian Research                0.65%         0.25%            0.05%            0.95%
EQ/Capital Guardian U.S. Equity             0.65%         0.25%            0.05%            0.95%
EQ/Equity 500 Index                         0.25%         0.25%            0.06%            0.56%
EQ/FI Mid Cap                               0.70%         0.25%            0.05%            1.00%
EQ/FI Small/Mid Cap Value                   0.75%         0.25%            0.10%            1.10%
EQ/International Equity Index               0.35%         0.25%            0.50%            1.10%
EQ/J.P. Morgan Core Bond                    0.45%         0.25%            0.10%            0.80%
EQ/Janus Large Cap Growth                   0.90%         0.25%            0.00%            1.15%
EQ/Lazard Small Cap Value                   0.75%         0.25%            0.10%            1.10%
EQ/MFS Emerging Growth Companies            0.62%         0.25%            0.10%            0.97%
EQ/MFS Investors Trust                      0.60%         0.25%            0.10%            0.95%
EQ/MFS Research                             0.65%         0.25%            0.05%            0.95%
EQ/Morgan Stanley Emerging Markets Equity   1.15%         0.25%            0.40%            1.80%
EQ/Putnam Growth & Income Value             0.60%         0.25%            0.10%            0.95%
EQ/Putnam International Equity              0.85%         0.25%            0.15%            1.25%
EQ/Putnam Investors Growth                  0.65%         0.25%            0.05%            0.95%
EQ/Small Company Index                      0.25%         0.25%            0.35%            0.85%
------------------------------------------------------------------------------------------------------



*All portfolios are not available in all contracts to which this supplement relates.

-----
3
--------------------------------------------------------------------------------


Notes:

(1) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each portfolio cannot be increased without a vote of each portfolio's shareholders.

(2) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.

(3) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Alliance Technology portfolio on May 1, 2000, "Other Expenses" shown have been annualized. Initial seed capital was invested for the EQ/FI Mid Cap and EQ/Janus Large Cap Growth Portfolios on September 1, 2000. Thus, "Other Expenses" shown are estimated. See footnote (6) for any expense limitation agreements information.

(4) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, and extraordinary expenses) to not more than the amounts specified above as "Net Total Annual Expenses." The amounts shown for the EQ/International Equity Index and EQ/Small Company Index portfolios reflect a .10% decrease in the portfolios' expense waiver. The amounts shown for the EQ/Morgan Stanley Emerging Markets Equity Portfolio, reflect a .05% decrease in the portfolio's expense waiver. These decreases in the expense waivers were effective on May 1, 2001. Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such Portfolio has reached a sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. For more information see the prospectus for EQ Advisors Trust. The following chart indicates other expenses before any fee waivers and/or expense reimbursements that would have applied to each Portfolio. Portfolios that are not listed below do not have an expense limitation arrangement in effect.




-----------------------------------------------------------           -----------------------------------------------------------
                                            OTHER EXPENSES                                                        OTHER EXPENSES
                                            (BEFORE ANY FEE                                                       (BEFORE ANY FEE
                                            WAIVERS AND/OR                                                        WAIVERS AND/OR
                                                EXPENSE                                                               EXPENSE
PORTFOLIO NAME                              REIMBURSEMENTS)           PORTFOLIO NAME                              REIMBURSEMENTS)
-----------------------------------------------------------           -----------------------------------------------------------
 EQ/Alliance Premier Growth                     0.05%                 EQ/Janus Large Cap Growth                       0.22%
 EQ/Alliance Technology                         0.06%                 EQ/Lazard Small Cap Value                       0.14%
 EQ/Bernstein Diversified Value                 0.15%                 EQ/MFS Investors Trust                          0.13%
 EQ/Capital Guardian International              0.20%                 EQ/MFS Research                                 0.07%
 EQ/Capital Guardian Research                   0.16%                 EQ/Morgan Stanley Emerging
 EQ/Capital Guardian U.S. Equity                0.11%                    Markets Equity                               0.52%
 EQ/FI Mid Cap                                  0.27%                 EQ/Putnam Growth & Income Value                 0.12%
 EQ/FI Small/Mid Cap Value                      0.19%                 EQ/Putnam International Equity                  0.22%
 EQ/International Equity Index                  0.44%                 EQ/Putnam Investors Growth                      0.10%
 EQ/J.P. Morgan Core Bond                       0.11%                 EQ/Small Company Index                          0.43%
-----------------------------------------------------------           -----------------------------------------------------------

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4
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EXAMPLES

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) Other than as indicated in the next sentence, the charges used in the examples are the maximum aggregate charges that can apply to any contract or investment option to which this supplement relates (including the charge for any optional benefits available under any contract to which this supplement relates, as well as the maximum charges that would apply to the underlying portfolio). The annual administrative charge used in the examples is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.006 per $1,000. If your contract does not have an annual administrative charge and/or any optional benefit charge and/or has lower charges than used in the examples, then the expenses that apply to your contract would be lower than those shown below.

The examples assume the continuation of Total Annual Expenses (after expense limitation) shown for each portfolio of EQ Advisors Trust in the table, above, for the entire one, three, five and ten year periods included in the examples.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.





------------------------------------------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR CONTRACT AT THE END OF | IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE
                                               EACH PERIOD SHOWN, THE EXPENSES        |    END OF EACH PERIOD SHOWN, THE EXPENSES
                                                          WOULD BE:                   |                  WOULD BE:
------------------------------------------------------------------------------------------------------------------------------------
                                            1 YEAR   3 YEARS  5 YEARS  10 YEARS       |      1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                         $110.79  $164.28  $210.38  $354.46        |      $30.79  $ 95.29  $164.26  $349.61
EQ/Alliance Common Stock                    $109.05  $159.08  $201.79  $338.67        |      $29.05  $ 90.30  $156.04  $333.73
EQ/Alliance High Yield                      $110.79  $164.28  $210.38  $354.46        |      $30.79  $ 95.29  $164.26  $349.61
EQ/Alliance Money Market                    $107.85  $155.49  $195.85  $327.65        |      $27.85  $ 86.86  $150.35  $322.66
EQ/Alliance Premier Growth                  $113.31  $171.72  $222.63  $376.72        |      $33.31  $102.43  $175.98  $371.98
EQ/Alliance Small Cap Growth                $112.32  $168.82  $217.85  $368.07        |      $32.32  $ 99.64  $171.41  $363.29
EQ/Alliance Technology                      $113.31  $171.72  $222.63  $376.72        |      $33.31  $102.43  $175.98  $371.98
EQ/Bernstein Diversified Value              $111.12  $165.25  $211.98  $357.40        |      $31.12  $ 96.22  $165.80  $352.56
EQ/Capital Guardian International           $113.85  $173.34  $225.27  $381.49        |      $33.85  $103.98  $178.52  $376.77
EQ/Capital Guardian Research                $111.12  $165.25  $211.98  $357.40        |      $31.12  $ 96.22  $165.80  $352.56
EQ/Capital Guardian U.S. Equity             $111.12  $165.25  $211.98  $357.40        |      $31.12  $ 96.22  $165.80  $352.56
EQ/Equity 500 Index                         $106.86  $152.55  $190.97  $318.55        |      $26.86  $ 84.04  $145.68  $313.52
EQ/FI Mid Cap                               $111.67  $166.87  $214.65  $362.26        |      $31.67  $ 97.78  $168.35  $357.45
EQ/FI Small/Mid Cap Value                   $112.76  $170.11  $219.97  $371.93        |      $32.76  $100.88  $173.45  $367.16
EQ/International Equity Index               $112.76  $170.11  $219.97  $371.93        |      $32.76  $100.88  $173.45  $367.16
EQ/Janus Large Cap Growth                   $113.31  $171.72  $222.63  $376.72        |      $33.31  $102.43  $175.98  $371.98
EQ/J.P. Morgan Core Bond                    $109.48  $160.38  $203.94  $342.64        |      $29.48  $ 91.55  $158.10  $337.73
EQ/Lazard Small Cap Value                   $112.76  $170.11  $219.97  $371.93        |      $32.76  $100.88  $173.45  $367.16
EQ/MFS Emerging Growth Companies            $111.34  $165.90  $213.05  $359.35        |      $31.34  $ 96.85  $166.82  $354.52
EQ/MFS Investors Trust                      $111.12  $165.25  $211.98  $357.40        |      $31.12  $ 96.22  $165.80  $352.56
EQ/MFS Research                             $111.12  $165.25  $211.98  $357.40        |      $31.12  $ 96.22  $165.80  $352.56
EQ/Morgan Stanley Emerging Markets Equity   $120.40  $192.57  $256.58  $436.82        |      $40.40  $122.57  $208.48  $432.39
EQ/Putnam Growth & Income Value             $111.12  $165.25  $211.98  $357.40        |      $31.12  $ 96.22  $165.80  $352.56
------------------------------------------------------------------------------------------------------------------------------------

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5
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR CONTRACT AT THE END OF | IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE
                                               EACH PERIOD SHOWN, THE EXPENSES        |    END OF EACH PERIOD SHOWN, THE EXPENSES
                                                          WOULD BE:                   |                  WOULD BE:
------------------------------------------------------------------------------------------------------------------------------------
                                            1 YEAR   3 YEARS  5 YEARS  10 YEARS       |      1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity              $114.40  $174.95  $227.91  $386.23        |       $34.40  $105.53  $181.04  $381.54
EQ/Putnam Investors Growth                  $111.12  $165.25  $211.98  $357.40        |       $31.12  $ 96.22  $165.80  $352.56
EQ/Small Company Index                      $110.03  $162.01  $206.63  $347.58        |       $30.03  $ 93.11  $160.67  $342.70
------------------------------------------------------------------------------------------------------------------------------------



(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money" in your prospectus.


IF YOU ELECT A VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a Variable Immediate Annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $6.08 based on the average amount applied to annuity payout options in 2000. See "Annuity administrative fee" in "Charges and expenses, in your prospectus."


(3) INVESTMENT OPTIONS

Please note the following information:





--------------------------------------------------------------------------------
 FORMER NAME              NEW NAME                         EFFECTIVE DATE
--------------------------------------------------------------------------------
Lazard Large Cap Value   EQ/Bernstein Diversified Value   March 1, 2001
--------------------------------------------------------------------------------



The investment objective for this portfolio remains the same. The new adviser is Alliance Capital Management, L.P., through its Bernstein Investment Research and Management Unit.

Also, effective February 1, 2001, two additional advisers were added to the EQ/Aggressive Stock portfolio: Marsico Capital Management, LLC and Provident Investment Counsel, Inc. Alliance Capital Management, L.P. and MFS Investment Management continue to serve as advisers, and the investment objective for the portfolio remains the same.

Also, effective on May 18, 2001, all of the names of the investment options and correlating portfolios will include an "EQ/."

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6
--------------------------------------------------------------------------------


The following list of investment options reflects certain adviser name changes. All options may not be available in all contracts to which this supplement relates.





PORTFOLIOS OF EQ ADVISORS TRUST

You should note that some EQ Advisors Trust portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                     OBJECTIVE                                          ADVISER
------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                Long-term growth of capital                        Alliance Capital Management L.P.
                                                                                      Marsico Capital Management, LLC
                                                                                      MFS Investment Management
                                                                                      Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock           Long-term growth of capital and                    Alliance Capital Management L.P.
                                   increasing income
------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance High Yield             High total return through a combination of         Alliance Capital Management L.P.
                                   current income and capital appreciation by
                                   investing generally in high yield
                                   securities
------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market           High level of current income, preserve its         Alliance Capital Management L.P.
                                   assets and maintain liquidity
------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth         Long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth       Long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology             Long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value     Capital appreciation                               Alliance Capital Management, L.P.,
                                                                                      through its Bernstein Research and
                                                                                      Management Unit
------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International  Long-term growth of capital                        Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research       Long-term growth of capital                        Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity    Long-term growth of capital                        Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                Total return before expenses that approximates     Alliance Capital Management L.P.
                                   the total return performance of the S&P 500
                                   Index, including reinvestment of dividends,
                                   at a risk level consistent with that of
                                   the S&P 500 Stock Index
------------------------------------------------------------------------------------------------------------------------------




-----
7
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                    OBJECTIVE                                          ADVISER
------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                     Long-term growth of capital                        Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value         Long-term capital appreciation                     Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------
EQ/International Equity Index     Replicate as closely as possible (before           Deutsche Asset Management, Inc.
                                  deduction of portfolio expenses) the total return
                                  of the Morgan Stanley Capital International
                                  Europe, Australia, Far East Index
------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond          High total return consistent with moderate risk    J.P. Morgan Investment Management Inc.
                                  of capital and maintenance of liquidity
------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth         Long-term growth in a manner that is consistent    Janus Capital Corporation
                                  with preservation of capital
------------------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value         Capital appreciation                               Lazard Asset Management
------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth            Long-term capital growth                           MFS Investment Management
 Companies
------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust            Long-term growth of capital with a secondary       MFS Investment Management
                                  objective to seek reasonable current income
------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                   Long-term growth of capital and future income      MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Emerging        Long-term capital appreciation                     Morgan Stanley Asset Management
 Markets Equity
------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value   Capital growth, current income a secondary         Putnam Investment Management, LLC
                                  objective
------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity    Capital appreciation                               Putnam Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth        Long-term growth of capital and any increased      Putnam Investment Management, LLC
                                  income that results from this growth
------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index            Replicate as closely as possible (before           Deutsche Asset Management, Inc.
                                  deduction of portfolio expenses) the total return
                                  of the Russell 2000 Index
------------------------------------------------------------------------------------------------------------------------------



Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

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8
--------------------------------------------------------------------------------


(4) DISRUPTIVE TRANSFER ACTIVITY

The following reflects Equitable's current policy with regard to market timing-related transaction requests.

You should note that the Accumulator Series contracts are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


(5) BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

If your contract is an Individual Retirement Annuity (IRA) or Tax Sheltered Annuity (TSA), or funds an employer retirement plan (QP or Qualified Plan) you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. You may therefore want to consider the relative features, benefits and costs of other investments that may be available for use in connection with your retirement plan or arrangement.


(6) TAX INFORMATION

NONQUALIFIED ANNUITIES -- OTHER INFORMATION

The IRS has stated that you will be considered the owner of the assets in the separate account if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your nonqualified annuity contract. If you were to be considered the owner of the underlying shares, income and gains attributable to such portfolio shares would be currently included in your gross income for federal income tax purposes. Incidents of investment control could include among other items, the number of investment options available under a contract and/or the frequency of transfers available under the contract. In connection with the issuance of regulations concerning investment diversification, in 1986, the Treasury Department announced that the diversification regulations did not provide guidance on investor control but that guidance would be issued in the form of regulations or rulings. As of the date of this prospectus, no such guidance has been issued. It is not known whether such guidelines, if in fact issued, would have retroactive adverse effect on existing contracts. We can not provide assurance as to the terms or scope of any future guidance nor any assurance that such guidance would not be imposed on

-----
9
--------------------------------------------------------------------------------


a retroactive basis to contacts issued under this supplement. We reserve the right to modify the contract, as necessary to attempt to prevent you from being considered the owner of the assets of the separate account for tax purposes.


REQUIRED MINIMUM DISTRIBUTIONS FOR QUALIFIED CONTRACTS

The IRS and Treasury have recently proposed revisions to the minimum distribution rules. We expect these rules to be finalized no earlier than January 1, 2002. The proposed revisions permit IRA and TSA owners and beneficiaries to apply the proposed revisions for calendar year 2001. See the Statement of Additional Information for a brief description of the proposed revisions.


ROTH IRAS

CONVERSION CONTRIBUTIONS TO ROTH IRAS.

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. For this purpose, your modified adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age 70 1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.


RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE

To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same

-----
10
--------------------------------------------------------------------------------


date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA).

TO RECHARACTERIZE A CONTRIBUTION, YOU MUST USE OUR FORMS.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described in the prospectus. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described in the prospectus. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows.

(1) All distributions made during the year from all Roth IRAs you maintain - - with any custodian or issuer - - are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

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11
--------------------------------------------------------------------------------


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2001 and the conversion contribution is made in 2002, the conversion contribution is treated as contributed prior to other conversion contributions made in 2002.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping (aggregating) both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


WITHHOLDING FROM ROTH IRAS

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described in the prospectus.


(7) BUSINESS DAY

Our business day is generally any day the New York Stock Exchange is open for trading. Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. We may, however, close or close early due to emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


CONTRIBUTIONS, CREDITS, AND TRANSFERS

o Contributions and credits allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

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12
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(8) DISTRIBUTION OF THE CONTRACTS

Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts. It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI, LLC") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account 49. Like EDI, EDI, LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter in each prospectus should be replaced with Equitable Distributors, LLC.


(9) CLARIFICATION OF SUCCESSOR OWNER AND ANNUITANT FEATURE

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of the annuitant's death, any required instructions, information and forms necessary to effect the successor owner/annuitant feature, we will increase the account value to equal your minimum death benefit (if applicable) as of the date of your death, if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus feature (if applicable), and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply contributions made before your death. Withdrawal charges will apply if you make additional contributions. These additional contributions will be withdrawn only after all other amounts have been withdrawn. In determining whether the minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, then the custodian may request that the spouse be substituted as annuitant after your death.


(10) CLARIFICATION OF BENEFICIARY CONTINUATION OPTION

Upon your death under an IRA contract, a beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. Certain trusts with only individual beneficiaries will be treated as individuals. We require this election to be made within 60 days following the date we receive proof of your death and before any other inconsistent election is made. We will increase the account value as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, to equal the minimum death benefit (if applicable) as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus feature (if applicable), and adjusted for subsequent withdrawals. Except as noted in the next two sentences, the beneficiary continuation option is available if we have received regulatory clearance in your state. For Rollover IRA and Flexible Premium IRA contracts, a similar beneficiary continuation option will be available until the beneficiary continuation option described in this prospectus is available. Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an Accumulator Express individual retirement annuity contract, using the account beneficiary as the annuitant. Please contact our processing office for further information.

Under the beneficiary continuation option:

o The contract continues in your name for the benefit of your beneficiary.

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13
--------------------------------------------------------------------------------


o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o The guaranteed death benefit provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.

o Upon the death of the beneficiary, any remaining death benefit will be paid in a lump sum to the person named by the beneficiary, when we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment.


(11) CLARIFICATION OF WHEN WE VALUE THE DEATH BENEFIT AND OTHER MATTERS REGARDING THE CHANGE OF THE OWNER AFTER THE ORIGINAL OWNER'S DEATH FOR NQ CONTRACTS

(A) The death benefit is equal to your account value, or, if greater, the minimum death benefit (if applicable). We determine the amount of the death benefit (other than the minimum death benefit, if applicable) and any amount applicable under the Protection Plus feature (if applicable) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. The amount of any minimum death benefit will be the minimum death benefit as of the date of the annuitant's death adjusted for any subsequent withdrawals. Under Rollover TSA contracts, we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.


(B) WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

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14
--------------------------------------------------------------------------------


(12) CONDENSED FINANCIAL INFORMATION

The following table sets forth the unit values and number of units outstanding at the year end for each variable investment option, except those options offered for the first time after May 1, 2001. The table shows unit values based on the highest charges that would apply to any contract or investment option to which this supplement relates, including the highest charges that would apply to the underlying portfolios. Therefore, if your contract has lower charges than those assumed, your unit values will be higher than those shown. The table also shows the total number of units outstanding for all contracts to which this supplement relates. All variable investment options may not be available in all products. Please refer to your annual statement for the unit values applicable to your contract.





-------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDING DECEMBER 31,
                                        ---------------------------------------------
                                           1997        1998        1999        2000
-------------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK
-------------------------------------------------------------------------------------
  Unit value                             $  68.19    $  67.13    $  78.30    $  66.77
-------------------------------------------------------------------------------------
  Number of units outstanding (000s)           --          16         141         420
-------------------------------------------------------------------------------------
 EQ/ALLIANCE COMMON STOCK
-------------------------------------------------------------------------------------
  Unit value                             $ 176.22    $ 223.79    $ 275.01    $ 232.08
-------------------------------------------------------------------------------------
  Number of units outstanding (000s)            1          35         255         618
-------------------------------------------------------------------------------------
 EQ/ALLIANCE HIGH YIELD
-------------------------------------------------------------------------------------
  Unit value                             $  29.13    $  27.12    $  25.73    $  23.07
-------------------------------------------------------------------------------------
  Number of units outstanding (000s)            2         170         574       1,211
-------------------------------------------------------------------------------------
 EQ/ALLIANCE MONEY MARKET
-------------------------------------------------------------------------------------
  Unit value                             $  23.98    $  24.80    $  25.55    $  26.65
-------------------------------------------------------------------------------------
  Number of units outstanding (000s)           --         349       5,805       9,875
-------------------------------------------------------------------------------------
 EQ/ALLIANCE PREMIER GROWTH
-------------------------------------------------------------------------------------
  Unit value                                   --          --    $  11.77    $   9.45
-------------------------------------------------------------------------------------
  Number of units outstanding (000s)           --          --       5,630      17,412
-------------------------------------------------------------------------------------
 EQ/ALLIANCE SMALL CAP GROWTH
-------------------------------------------------------------------------------------
  Unit value                             $  12.52    $  11.77    $  14.78    $  16.53
-------------------------------------------------------------------------------------
  Number of units outstanding (000s)           --         211         818       3,189
-------------------------------------------------------------------------------------
 EQ/ALLIANCE TECHNOLOGY
-------------------------------------------------------------------------------------
  Unit value                                   --          --          --    $   6.60
-------------------------------------------------------------------------------------
  Number of units outstanding (000s)           --          --          --       5,505
-------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN INTERNATIONAL
-------------------------------------------------------------------------------------
  Unit value                                   --          --    $  13.93    $  11.09
-------------------------------------------------------------------------------------
  Number of units outstanding (000s)           --          --       1,286       5,514
-------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------
  Unit value                                   --          --    $  10.60    $  11.04
-------------------------------------------------------------------------------------
  Number of units outstanding (000s)           --          --         987       2,953
-------------------------------------------------------------------------------------

-----
15
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDING DECEMBER 31,
                                               ---------------------------------------------
                                               1997        1998        1999        2000
--------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN U.S. EQUITY
--------------------------------------------------------------------------------------------
  Unit value                                        --          --     $ 10.26     $ 10.46
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          --       2,436       5,538
--------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------
  Unit value                                        --          --          --     $ 27.69
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          --          --       6,057
--------------------------------------------------------------------------------------------
 EQ/FI MID CAP
--------------------------------------------------------------------------------------------
  Unit value                                        --          --          --     $  9.99
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          --          --         617
--------------------------------------------------------------------------------------------
 EQ/FI SMALL/MID CAP VALUE
--------------------------------------------------------------------------------------------
  Unit value                                        --          --          --     $ 10.82
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          --          --         251
--------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------
  Unit value                                        --     $ 11.82     $ 14.82     $ 12.02
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --         248         992       2,531
--------------------------------------------------------------------------------------------
 EQ/JANUS LARGE CAP GROWTH
--------------------------------------------------------------------------------------------
  Unit value                                        --          --          --     $  8.39
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          --          --       1,315
--------------------------------------------------------------------------------------------
 EQ/J.P. MORGAN CORE BOND
--------------------------------------------------------------------------------------------
  Unit value                                        --     $ 10.73     $ 10.39     $ 11.40
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --         379       2,026       5,112
--------------------------------------------------------------------------------------------
 EQ/LAZARD SMALL CAP VALUE
--------------------------------------------------------------------------------------------
  Unit value                                        --     $  9.14     $  9.15     $ 10.68
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --         344         988       2,109
--------------------------------------------------------------------------------------------
 EQ/MFS EMERGING GROWTH COMPANIES
--------------------------------------------------------------------------------------------
  Unit value                                   $ 12.11     $ 16.03     $ 27.40     $ 21.88
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                 2         200       1,680       5,759
--------------------------------------------------------------------------------------------
 EQ/MFS INVESTORS TRUST
--------------------------------------------------------------------------------------------
  Unit value                                        --          --     $ 10.70     $ 10.45
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --          --       2,906       7,052
--------------------------------------------------------------------------------------------
 EQ/MFS RESEARCH
--------------------------------------------------------------------------------------------
  Unit value                                   $ 11.48     $ 14.02     $ 16.99     $ 15.84
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                 1         410       1,725       5,917
--------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY EMERGING MARKETS EQUITY
--------------------------------------------------------------------------------------------
  Unit value                                        --     $  5.70     $ 10.97     $  6.47
--------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                --         203         962       2,958
--------------------------------------------------------------------------------------------

-----
16
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
                                              FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------
                                          1997        1998        1999        2000
------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH AND INCOME VALUE
------------------------------------------------------------------------------------
  Unit value                             $ 11.50     $ 12.76     $ 12.39     $ 13.02
------------------------------------------------------------------------------------
  Number of units outstanding (000s)          17         714         978       1,755
------------------------------------------------------------------------------------
 EQ/PUTNAM INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------
  Unit value                             $ 10.84     $ 12.75     $ 20.10     $ 17.34
------------------------------------------------------------------------------------
  Number of units outstanding (000s)           4         422         771       2,033
------------------------------------------------------------------------------------
 EQ/PUTNAM INVESTORS GROWTH
------------------------------------------------------------------------------------
  Unit value                             $ 12.33     $ 16.54     $ 21.20     $ 17.16
------------------------------------------------------------------------------------
  Number of units outstanding (000s)          --         282         576       1,658
------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------
  Unit value                                  --     $  9.61     $ 11.42     $ 10.86
------------------------------------------------------------------------------------
  Number of units outstanding (000s)          --         211         522       1,382
------------------------------------------------------------------------------------
 LAZARD LARGE CAP VALUE
------------------------------------------------------------------------------------
  Unit value                                  --     $ 11.81     $ 12.04     $ 11.61
------------------------------------------------------------------------------------
  Number of units outstanding (000s)          --         315       1,532       3,700
------------------------------------------------------------------------------------



(13) INVESTMENT PERFORMANCE

The following table shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

The table takes into account the maximum current fees and charges applicable to all contracts to which this supplement applies, including any optional benefits charges, which may or may not be available under your contract. The table does not reflect the charges designed to approximate certain taxes imposed on us, such as premium taxes in your state or any applicable annuity administrative fee.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class 1B shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for period before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as an assumed charge of 0.06% for direct operating expenses.

-----
17
--------------------------------------------------------------------------------


EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

THE PERFORMANCE INFORMATION SHOWN BELOW AND PERFORMANCE INFORMATION THAT WE ADVERTISE REFLECT PAST PERFORMANCE AND DOES NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. SUCH INFORMATION ALSO DOES NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.





-----------------------------------------------------------------------------------------------------------------------------
                                                                       LENGTH OF INVESTMENT PERIOD
                                            ---------------------------------------------------------------------------------
                                                                                                                    SINCE
                                               1             3             5           10       SINCE OPTION      PORTFOLIO
                                              YEAR          YEARS         YEARS       YEARS       INCEPTION*      INCEPTION**
-----------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                         (23.39)%        ( 5.19)%       1.77%       10.22%      ( 2.22)%         11.77%
EQ/Alliance Common Stock                    (24.26)%          5.55%       12.64%       13.65%       11.33%          11.60%
EQ/Alliance Global                          (26.83)%          7.85%        9.54%       12.21%        8.94%           9.51%
EQ/Alliance Growth Investors                (15.05)%          8.77%       10.73%       13.13%       10.71%          12.71%
EQ/Alliance High Yield                      (19.09)%        (12.37)%      (1.30)%       5.10%      ( 5.44)%          3.38%
EQ/Alliance Money Market                    ( 4.73)%        ( 0.75)%      (0.06)%      (0.33)%     ( 0.34)%          2.27%
EQ/Alliance Premier Growth                  (28.26)%            --           --           --       ( 9.24)%        ( 9.24)%
EQ/Alliance Small Cap Growth                  2.65%           5.58%          --           --        11.19%          11.19%
EQ/Bernstein Diversified Value              (12.40)%          0.87%          --           --         0.87%           0.87%
EQ/Capital Guardian International           (28.94)%            --           --           --         0.53%           0.53%
EQ/Capital Guardian Research                ( 4.81)%            --           --           --         0.19%           0.19%
EQ/Capital Guardian U.S. Equity             ( 7.05)%            --           --           --       ( 3.21)%        ( 3.21)%
EQ/Equity 500 Index                         (19.98)%          5.57%       12.90%          --        12.07%          13.68%
EQ/FI Small/Mid Cap Value                   ( 5.55)%        ( 7.46)%         --           --         0.91%         ( 1.95)%
EQ/International Equity Index               (27.50)%          2.13%          --           --         2.13%           2.13%
EQ/J.P. Morgan Core Bond                      0.57%           0.16%          --           --         0.16%           0.16%
EQ/Lazard Small Cap Value                     7.36%         ( 2.20)%         --           --       ( 2.20)%        ( 2.20)%
EQ/MFS Emerging Growth Companies            (28.69)%         18.29%          --           --        20.84%          20.84%
EQ/MFS Investors Trust                      (11.18)%            --           --           --       ( 3.05)%        ( 3.05)%
EQ/MFS Research                             (15.59)%          7.28%          --           --         9.94%           9.94%
EQ/Morgan Stanley Emerging Markets Equity   (49.15)%        (11.37)%         --           --       (11.37)%        (17.15)%
EQ/Putnam Growth & Income Value             ( 3.97)%        ( 0.07)%         --           --         3.67%           3.67%
EQ/Putnam International Equity              (22.40)%         13.20%          --           --        12.92%          12.92%
EQ/Putnam Investors Growth                  (27.66)%          7.71%          --           --        12.69%          12.69%
EQ/Small Company Index                      (13.79)%        ( 1.58)%         --           --       ( 1.58)%        ( 1.58)%
-----------------------------------------------------------------------------------------------------------------------------



* The variable investment option inception dates are: EQ/Alliance Money Market, EQ/Alliance High Yield, EQ/Alliance Common Stock and EQ/Aggressive Stock (October 16, 1996); EQ/Alliance Small Cap Growth, EQ/MFS Research, EQ/MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth and EQ/Putnam International Equity (May 1, 1997); EQ/Equity 500 Index, EQ/Small Company Index, EQ/International Equity Index, EQ/J.P. Morgan Core Bond, EQ/Bernstein Diversified Value, EQ/Lazard Small Cap Value and EQ/Morgan Stanley Emerging Markets Equity (December 31, 1997); EQ/MFS Investors Trust (December 31, 1998); EQ/Alliance Premier Growth, EQ/Capital Guardian U.S. Equity, EQ/Capital Guardian Research and EQ/Capital Guardian International (April 30, 1999); EQ/Alliance Technology (May 1, 2000); EQ/FI Mid Cap, EQ/FI Small/Mid Cap Value and EQ/Janus Large Cap Growth (9/1/00).
  No information is provided for portfolios and/or variable investment options with inception dates after 12/31/99.

-----
18
--------------------------------------------------------------------------------


**The inception dates for the portfolios underlying Alliance variable investment options shown in the table are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are:
  EQ/Alliance Money Market (July 13, 1981); EQ/Alliance High Yield (January 2,
  1987); EQ/Alliance Common Stock (January 13, 1976); EQ/Aggressive Stock (January 27, 1986); EQ/Equity 500 Index (March 1, 1994); EQ/Alliance Small Cap Growth, EQ/FI Small/Mid Cap Value, EQ/MFS Research, EQ/MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth and EQ/Putnam International Equity (May 1, 1997); EQ/Small Company Index, EQ/International Equity Index, EQ/J.P. Morgan Core Bond, EQ/Bernstein Diversified Value and EQ/Lazard Small Cap Value (January 1, 1998); EQ/Morgan Stanley Emerging Markets Equity (August 20, 1997); EQ/MFS Investors Trust (January 1, 1999); EQ/Alliance Premier Growth, EQ/Capital Guardian U.S. Equity, EQ/Capital Guardian Research and EQ/Capital Guardian International (May 1, 1999); EQ/Alliance Technology (May 1, 2000); EQ/FI Mid Cap and EQ/Janus Large Cap Growth (9/1/00). No information is provided for portfolios and/or variable investment options with inception dates after 12/31/99.


(14) UPDATED INFORMATION ON EQUITABLE LIFE

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

Statement of additional
information


--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          PAGE

Unit Values and
Custodian and Independent Accountants                                       2
Yield Information for the EQ/Alliance Money Market Option and
   EQ/Alliance High Yield Option                                            2
Distribution of the contracts                                               3
Financial Statements                                                        4


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
   Equitable Accumulator
   P.O. Box 1547
   Secaucus, NJ 07096-1547



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


Please send me an Equitable Accumulator SAI for Separate Account No. 49 dated May 1, 2001:


Check one:
Accumulator Advisor         [ ]
Accumulator                 [ ]

Accumulator Express         [ ]
Accumulator Plus            [ ]

Accumulator Select          [ ]



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City            State    Zip






(SAI 4ACS(5/01))